UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by party other than the registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12

180 LIFE SCIENCES CORP.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3000 El Camino Rd., Bldg. 4, Suite 200
Palo Alto, California 94306

April 28, 2022

To Our Stockholders:

The Board of Directors (“Board”) and officers of 180 Life Sciences Corp., a Delaware corporation (the “Company”), join us in extending to you a cordial invitation to attend the 2022 annual meeting of our stockholders, which we refer to as the annual meeting or the Meeting, to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	Tuesday, June 14, 2022
Time:	9:00 a.m. Pacific Time
Virtual Meeting Site:	https://agm.issuerdirect.com/atnf

Due to the continuing significant public health impact of the coronavirus pandemic (COVID-19) and to support and protect the health and well-being of our officers, directors and stockholders, the annual meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at https://agm.issuerdirect.com/atnf (please note this link is case sensitive), with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the annual meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the annual meeting. Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about April 28, 2022, to our stockholders of record as of the close of business on April 25, 2022. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

The Notice of Annual Meeting and Proxy Statement, is also available at https://www.iproxydirect.com/atnf (please note this link is case sensitive). This website also includes copies of our Annual Report on Form 10-K for the year ended December 31, 2021 (as amended), which we refer to as the annual report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (650) 507-0669.

To be admitted to the virtual annual meeting, stockholders must enter the Control ID number found on their proxy card or E-proxy notice at the website provided above, at the time of the virtual annual meeting. If you are unable to attend the virtual annual meeting, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the annual meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to seeing you on Tuesday, June 14, 2022. Your vote and participation in our governance is very important to us.

Sincerely,

Sir Marc Feldmann, Ph.D.	Lawrence Steinman, M.D.
Executive Co-Chairman	Executive Co-Chairman

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to Be Held on June 14, 2022.

Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2021 (as amended) are available at the following cookies-free website that can be accessed anonymously: https://agm.issuerdirect.com/atnf (please note this link is case sensitive). Stockholders may also vote prior to the meeting at www.iproxydirect.com/atnf (please note this link is case sensitive).

180 LIFE SCIENCES CORP.
3000 El Camino Rd., Bldg. 4, Suite 200
Palo Alto, California 94306

____________________

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 14, 2022

____________________

To the Stockholders of 180 Life Sciences Corp.:

We are pleased to provide you notice of, and to invite you to attend, the 2022 annual meeting of the stockholders of 180 Life Sciences Corp., a Delaware corporation (“180 Life”, the “Company”, “we” and “us”), which will be held on Tuesday, June 14, 2022, at 9:00 a.m., Pacific Time (subject to postponement(s) or adjournment(s) thereof), which we refer to as the annual meeting, or the “Meeting”. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/atnf (please note this link is case sensitive). See also “Instructions For The Virtual Annual Meeting”, beginning on page 1. The annual meeting is being held for the following purposes:

1.      To elect five Class II directors to the Board of Directors (the “Board”) each to serve a term of two years and until their respective successors have been elected and qualified, or until such director’s resignation or removal.    The Board has nominated for re-election the following incumbent Class II directors: Sir Marc Feldmann, Ph.D., Larry Gold, Ph.D., Donald A. McGovern, Jr., MBA, Teresa M. DeLuca, M.D., MBA and Pamela G. Marrone, Ph.D.

2.      To Approve the adoption of the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan.    The Board of Directors recommends that you approve and ratify the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan.

3.      To ratify the appointment of Marcum LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2022.    The Board of Directors recommends that you approve and ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022.

4.      To transact such other business as may properly come before the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE AND “FOR” PROPOSALS TWO AND THREE.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the annual meeting. Our Board of Directors has fixed the close of business on April 25, 2022, as the record date for determining those stockholders entitled to vote at the annual meeting and any adjournment or postponement thereof. Accordingly, only common and preferred stock stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting.

We cordially invite you to attend the annual meeting. However, to ensure your representation at the annual meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, notice of the availability of which is first being mailed to stockholders on or about April 28, 2022, is also available at https://www.iproxydirect.com/atnf (please note this link is case sensitive). This website also includes our Annual Report on Form 10-K for the year ended December 31, 2021 (as amended), which we refer to as the 2021 Annual Report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (650) 507-0669.

Even if you plan to attend the annual meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.

By Order of the Board of Directors:

Sir Marc Feldmann, Ph.D.	Lawrence Steinman, M.D.
Executive Co-Chairman	Executive Co-Chairman
Palo Alto, California
April 28, 2022
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

i

ii

iii

PROXY STATEMENT
FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

180 Life Sciences Corp. (“we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2022 annual meeting of stockholders, which we refer to as our annual meeting, on Tuesday, June 14, 2022 at 9 a.m., Pacific time, and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/atnf (please note this link is case sensitive). See also “Instructions For The Virtual Annual Meeting”, beginning on page 1.

These materials were first sent or given to stockholders on April 28, 2022. You are invited to attend the annual meeting online and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in this Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 30, 2022, as amended by Amendment No. thereto, as filed with the SEC on April 28, 2022 (as amended, the “2021 Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card and vote instruction form for the annual meeting.

Instructions For The Virtual Annual Meeting

This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://agm.issuerdirect.com/atnf (please note this link is case sensitive) and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

We recommend you check in/log in to the annual meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman in his discretion, believes should not be addressed at the annual meeting.

Questions During the Annual Meeting

We plan to hold a question-and-answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting.

You may submit a question at any time during the meeting by following the instructions provided in the meeting portal at the address described above. The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the Annual Meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman in his discretion, believes should not be addressed at the annual meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-399-3386 for assistance.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy, except as set forth below under “Incorporated By Reference” (if any)) via the Internet at https://www.iproxydirect.com/atnf (please note this link is case sensitive) or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the annual meeting if you were a stockholder of record as of the close of business on April 25, 2022 (the “Record Date”).

At the close of business on the Record Date, there were (a) 34,087,244 shares of our common stock outstanding; (b) no shares of our Series A Convertible Preferred Stock outstanding; (c) 1 share of our preferred Class C Special Voting Shares outstanding; and (d) 1 share of our preferred Class K Special Voting Shares outstanding.

The common stock votes one vote on all stockholder matters, the Class C Special Voting Shares, vote 0 voting shares in aggregate; and the Class K Special Voting Shares vote 5,275 voting shares in aggregate. As a result, we had an aggregate of 34,092,519 total voting shares as of the Record Date.

In order for us to satisfy our quorum requirements, the holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our annual meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “For” the proposals set forth in the notice of annual meeting, or otherwise determined by the proxies.

The only matters that we expect to be presented at our annual meeting are set forth in the notice of annual meeting. If any other matters properly come before our annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

•        At the virtual annual meeting.    You may vote during the meeting by following the instructions available on the meeting website during the meeting.

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided in the notice.

•        By Telephone.    If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

•        By Fax.    If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card or notice.

•        By Mail.    If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•        submitting a written revocation prior to the annual meeting to the Corporate Secretary, 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306;

•        submitting another signed and later dated proxy card and returning it by mail in time to be received before our annual meeting or by submitting a later dated proxy by the Internet or telephone prior to the annual meeting; or

•        attending our annual meeting and voting by following the instructions available on the meeting website during the meeting.

Meeting Time and Location: Virtual Annual Meeting

Attendance at the annual meeting is limited to holders of record of our common stock and preferred stock at the close of business on the record date, April 25, 2022, and our guests. You will be asked to provide your control number in order to be admitted into the annual meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the annual meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the annual meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company, the number of items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*
1	Election of five Class II Directors	Plurality of Votes Cast	No
2	Adoption of the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan	Majority of the votes cast on the proposal	No
3	Ratify the appointment of Marcum LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2022	Majority of the votes cast on the proposal	Yes

____________

*        See also “Quorum, Broker Non-Votes and Abstentions”, below.

For Proposal 1, the five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve for a term of two years and until their successors are duly elected and qualified, unless the elected director is removed or resigns earlier. Votes withheld shall have no legal effect.

Approval of Proposals 2 and 3 require the affirmative vote of a majority of the votes cast on such proposals, provided that a quorum exists at the annual meeting.

Quorum; Broker Non-Votes and Abstentions

In order for us to satisfy our quorum requirements, the holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” (including “FOR ALL”) and “AGAINST” (including “AGAINST ALL”) votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the annual meeting. However, approval of the proposals other than the election of directors requires the affirmative vote of a majority of the votes cast on such proposals, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes. The election of directors requires a plurality of the votes cast at the annual meeting. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast.

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

•        “FOR” each of the nominees to the Board of Directors (Proposal 1).

•        “FOR” approval of the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (Proposal 2).

•        “FOR” the ratification of the appointment of Marcum LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2022 (Proposal 3).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. These parties will not be paid any additional compensation for soliciting proxies. We have not retained a third-party proxy solicitation firm to solicit proxies on behalf of the Board. However, if we do retain such a proxy solicitation firm in the future, the cost of any solicitation of proxies will be borne by us and such proxy solicitation firm may solicit the return of proxies personally or by telephone, electronic mail or facsimile. The Company will bear the cost of such solicitation. We do not expect that the costs of any third-party solicitation of proxies will exceed $10,000.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election for the annual meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the annual meeting will be available to view during the annual meeting at https://agm.issuerdirect.com/atnf (please note this link is case sensitive). You may also access this list at our principal executive offices, for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors will count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of annual meeting of stockholders and 2021 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of annual meeting of stockholders or 2021 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of annual meeting of stockholders or 2021 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary at our principal executive offices at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, or a stockholder may make a request by calling our Investor Relations at (650) 507-0669.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 3, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the annual meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the annual meeting.

Company Mailing Address

The mailing address of our principal executive offices is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any business to be presented at the annual meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the annual meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

BACKGROUND OF THE COMPANY

On November 6, 2020, the Company (formerly known as KBL Merger Corp. IV (prior to the closing of the Business Combination, sometimes referred to herein as “KBL”) consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders, where the stockholders of the Company considered and approved, among other matters, a proposal to adopt that certain Business Combination Agreement (as amended, the “Business Combination Agreement”), dated as of July 25, 2019, entered into by and among the Company, KBL Merger Sub, Inc. (“Merger Sub”), 180 Life Corp. (f/k/a 180 Life Sciences Corp.) (“180”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and together with Katexco and CBR Pharma, the “180 Subsidiaries” and, together with 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties (the “Stockholder Representative”). Pursuant to the Business Combination Agreement, among other things, Merger Sub merged with and into 180, with 180 continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”). The Merger became effective on November 6, 2020 (the closing of the Merger being referred to herein as the “Closing”). In connection with, and prior to, the Closing, 180 filed a Certificate of Amendment of its Certificate of Incorporation in Delaware to change its name to 180 Life Corp., and KBL Merger Corp. IV (the Company) changed its name to 180 Life Sciences Corp.

DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “180 Life”, “180LS” and “180 Life Sciences Corp.” refer specifically to 180 Life Sciences Corp. and its consolidated subsidiaries. References to “KBL” refer to the Company prior to the November 6, 2020 Business Combination.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

•        “CAD” refers to Canadian dollars;

•        “Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•        “£” or “GBP” refers to British pounds sterling;

•        “SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

•        “Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS AND WEBSITE LINKS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements, including any failure to meet stated goals and commitments, and execute our strategies in the time frame expected or at all, as a result of many factors, including the need for additional funding, the terms of such funding, changing government regulations, the outcome of trials and our ability to market and commercialize future products. More information on risks, uncertainties, and other potential factors that could affect our business and performance is included in our other filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities or the Exchange Act, the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 30, 2022, as amended by Amendment No. 1 thereto, as filed with the SEC on April 28, 2022 (the “2021 Annual Report”).

You may also request a copy of this proxy statement and the annual report from Issuer Direct Corporation, the Company’s proxy agent, at the following address and telephone number:

Issuer Direct Corporation
One Glenwood Ave., Suite 1001, Raleigh, North Carolina, 27603
(919) 481-4000, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock, Class C Special Voting Shares, and Class K Special Voting Shares, at the close of business on the Record Date, will be entitled to vote at the annual meeting, on all matters properly presented at the annual meeting and at any adjournment or postponement thereof.

At the close of business on the Record Date, there were (a) 34,087,244 shares of our common stock outstanding; (b) no shares of our Series A Convertible Preferred Stock outstanding; (c) 1 share of our Class C Special Voting Shares outstanding; and (d) 1 share of our Class K Special Voting Shares outstanding.

The common stock votes one vote on all stockholder matters, the Class C Special Voting Shares, vote 0 voting shares in aggregate; and the Class K Special Voting Shares vote 5,275 voting shares in aggregate. As a result, we had an aggregate of 34,092,519 total voting shares as of the Record Date.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock, Class C Special Voting Shares; and Class K Special Voting Shares, beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) each of our Named Executive Officers (as defined below under “Executive and Director Compensation — Summary Executive Compensation Table”); and (d) all current directors and Named Executive Officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the entities, directors and executive officers in this table is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Name and Address of Beneficial Owners	Number of Common Stock Shares Beneficially Owned		Percent of Common Stock
Directors and Executive Officers
James N. Woody	753,308	(1)	2.2%
Jonathan Rothbard	697,949	(2)	2.0%
Ozan Pamir	168,408	(3)	*
Quan Anh Vu	60,604	(4)	*
Lawrence Steinman	627,574	(5)	1.8%
Marc Feldmann	2,834,930	(5)	8.3%
Donald A. McGovern, Jr.	75,678	(6)	*
Larry Gold	48,958	(6)	*
Francis Knuettel II	16,458	(7)	*
Pamela G. Marrone	19,925	(7)	*
Teresa M. DeLuca	28,958	(7)(8)	*
Russell T. Ray	21,186	(7)	*

All officers and directors as a group (12 persons)	5,353,936		15.2%

5% Stockholders
Ron Bauer	2,280,171	(9)	6.7%
Marlene Krauss	2,758,706	(10)	8.1%
Craig Bridgman	1,753,543	(11)	5.1%

____________

*        Less than one percent.

(1)      Includes options to purchase 715,556 shares of common stock at an exercise price of $4.43 per share, which have vested, and/or which vest within 60 days of the Date of Determination.

(2)      Includes options to purchase 137,500 shares of common stock at an exercise price of $3.95 per share, which have vested, and/or which vest within 60 days of the Date of Determination.

(3)      Includes options to purchase 92,000 shares of common stock at an exercise price of $4.43 per share, which have vested, and/or which vest within 60 days of the Date of Determination.

(4)      Includes options to purchase 40,104 shares of common stock at an exercise price of $3.95 per share, which have vested, and/or which vest within 60 days of the Date of Determination.

(5)      Includes options to purchase 25,000 shares of common stock at an exercise price of $3.95 per share, which have vested, and/or which vest within 60 days of the Date of Determination.

(6)      Includes options to purchase 25,000 shares of common stock at an exercise price of $2.49 per share, and options to purchase 12,500 shares of common stock at an exercise price of $7.56, in each case which have vested, and/or which vest within 60 days of the Date of Determination.

(7)      Includes options to purchase 16,458 shares of common stock at an exercise price of $7.56 per share, which have vested, and/or which vest within 60 days of the Date of Determination.

(8)      Includes 2,500 shares of common stock held by Teresa M. DeLuca’s spouse, 2,500 shares of common stock held by The Santina Iraggi Irrvoc TR, U/A 11/2/20, an irrevocable trust, of which Teresa M. DeLuca is beneficiary and trustee, and 2,500 shares of common stock held by the REV TR FBO Teresa M Deluca, a revocable trust, of which Teresa M. DeLuca is beneficiary and trustee, all of which shares Teresa M. DeLuca is deemed to beneficially own.

(9)      Includes 1,406,250 shares of common stock held by Tyche Capital LLC (1209 Orange Street, Wilmington, New Castle County, Delaware 19801); and 873,921 shares of common stock held by Theseus Capital Ltd. Mr. Bauer (One Capital Place, Third Floor, P.O. Box 1564, Grand Cayman, Cayman Islands, KY1-1110) beneficially owns the shares of common stock held by Tyche Capital LLC and is the sole member and manager of Tyche Capital LLC. Mr. Bauer beneficially owns the shares of Common Stock held by Theseus Capital Ltd. and is the sole shareholder of Theseus Capital Ltd. Does not include beneficial ownership (voting and/or dispositive power) over the shares held by Astatine Capital Ltd, a Cayman Islands company, whose sole shareholder is Samantha Bauer, the wife of Ronald Bauer. The disclosures above are based on information reported on Schedule 13G filed by Ronald Bauer with the SEC on December 31, 2020, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations. The 1,406,250 shares of common stock held by Tyche Capital LLC are subject to dispute by the Company pursuant to the lawsuit discussed in greater detail below under “Certain Relationships and Related Party Transactions”.

(10)    Reflects (A) 298,834 shares of the common stock that are owned directly by Marlene Krauss, M.D., and (B) 1,986,858 shares of the common stock and warrants to purchase up to 236,507 shares of the common stock, that are owned directly by KBL IV Sponsor LLC. KBL IV Sponsor LLC is controlled by its managing member, Marlene Krauss, M.D., the former Chief Executive Officer, and a former member of the Board of Directors, of the Company. Accordingly, Dr. Krauss may be deemed to beneficially own the securities that are directly owned by KBL IV Sponsor LLC. However, Dr. Krauss disclaims beneficial ownership over any securities owned directly by KBL IV Sponsor LLC in which she does not have a pecuniary interest. Address, 30 Park Place, Suite 64B, New York, New York 10007. The disclosures above are based on information reported on Schedule 13D/A filed by KBL IV Sponsor LLC and Marlene Krauss, M.D. with the SEC on December 30, 2020, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(11)    Includes shares of common stock held by the following individual and entities: Capri Mercantile Ltd. — 522,335 shares of common stock; Hoja Inc. — 673,513 shares of common stock; Cambridge Capital Ltd. — 423,618 shares of common stock; Biovation Sciences Ltd. — 61,469 shares of common stock; Amamasam Inc. — 50,488 shares of common stock; and Mr. Craig Bridgman — 1,753,543 shares of common stock. Mr. Bridgman may be deemed to beneficially own the shares of common stock held by Capri Mercantile Ltd. Mr. Bridgman is a director and shareholder of Capri Mercantile Ltd. Mr. Bridgman may be deemed to beneficially own the shares of common stock held by Hoja Inc. Mr. Bridgman is a director and shareholder of Hoja Inc. Mr. Bridgman may be deemed to beneficially own the shares of common stock held by Cambridge Capital Ltd. Mr. Bridgman is a director and shareholder of Cambridge Capital Ltd. Mr. Bridgman may be deemed to beneficially own the shares of common stock held by Biovation Sciences Ltd. Mr. Bridgman is a director and shareholder of Biovation Sciences Ltd. Mr. Bridgman may be deemed to beneficially own the shares of common stock held by Amamasam Inc. Mr. Bridgman is a director and shareholder of Anamasam Inc. The address of each person and entity discussed above is: Capri Mercantile Ltd. — The Grove, 21 Pine Road, St. Michael, Barbados, BB11113; Hoja Inc. — 303 Shirley Street, Nassau, The Bahamas; Cambridge Capital Ltd. — The Grove, 21 Pine Road, St. Michael, Barbados, BB11113; Amamasam Inc. — Clinch’s House, Lord Street, Douglas, Isle of Man, IM99 1RZ; Biovation — The Grove, 21 Pine Road, St. Michael, Barbados, BB11113; and Mr. Craig Bridgman — Dubai, UAE, 211281. The disclosures above are based on information reported on Schedule 13D filed by Capri Mercantile Ltd., Hoja Inc., Cambridge Capital Ltd., Biovation Sciences Ltd., Amamasam Inc. and Mr. Craig Bridgman, with the SEC on December 28, 2020, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders.

Our current leadership structure is comprised of two Co-Executive Chairmen of the Board, Sir Marc Feldmann, Ph.D. and Lawrence Steinman, M.D., and a separate Chief Executive Officer (“CEO”), James N. Woody, M.D. Ph.D. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. The Board of Directors does not have a policy as to whether the Chairman/Chairmen should be an independent director, an affiliated director, or a member of management. Our Board of Directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s CEO, Dr. Woody) and the members of our Board of Directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairmen to facilitate our Board of Directors’ oversight of management, promote communication between management and our Board of Directors, and support our Board of Directors’ consideration of key governance matters. The Board of Directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risks throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance. The Risk, Safety and Regulatory Committee oversees our risk management policies and procedures, reviews our principal risk and compliance policies and our approach to risk management, deals with risk identification and risk assessment for the principal operational, business, compliance, legal and ethics risks facing our company, whether internal or external in nature. (The Company’s committees are described in greater detail below).

Family Relationships

There are no family relationships among executive officers and directors.

Arrangements between Officers and Directors

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Other Directorships

None of the directors of our Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), other than:

•        Mr. McGovern (who serves on the Board of Directors of Cars.com and as the Chairman of the Audit Committee and Member of the Compensation Committee of Cars.com),

•        Prof. Steinman (who serves on the Board of Directors of BioAtla, Inc. (NASDAQ:BCAB), on the Compensation Committee and Nominating and Corporate Governance Committee of BioAtla and on the Board of Directors of Pasithea Therapeutics Corp. (NASDAQ:KTTA), and also on the Compensation Committee and Nominating and Corporate Governance Committee of Pasithea),

•        Mr. Ray (who serves on the Board of Directors of Merrimack Pharmaceuticals, Inc. (NASDAQ:MACK), and also as Chairman of the Audit and Finance Committee of Merrimack),

•        Dr. DeLuca (who serves on the Board of Directors of Surgery Partners, Inc. (NASDAQ:SGRY) and on the Audit Committee and Chair Compliance and Ethics Committee of the Board of Directors of Surgery Partners, Inc.),

•        Dr. Marrone (who serves on the Board of Directors of Marrone Bio Innovations, Inc. (NASDAQ:MBII)), and

•        Mr. Knuettel (who serves as a member of the Board of Directors, Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of Murphy Canyon Acquisition Corp. (MURF), and as a member of the Board of Directors, Audit Committee and Nominations and Corporate Governance Committee of Relativity Acquisition Corp. (NASDAQ:RACY).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

During the fiscal year that ended on December 31, 2021, the Board held 10 meetings and took various other actions via the unanimous written consent of the Board of Directors and the various committees described below. Each director attended at least 75% of all of the Board of Directors meetings and committee meetings of the committees on which they served, during the fiscal year ended December 31, 2021. All of the Company’s directors attended the Company’s 2021 annual meeting. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Board Committee Membership

Our Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Risk, Safety and Regulatory Committee. All four committees are composed solely of independent directors. We filed a copy of our Audit Committee charter and our Compensation Committee charter as exhibits to the registration statement that we filed in connection with our IPO. We filed a copy of our Nominating and Corporate Governance Committee charter as an exhibit to our Current Report on Form 8-K that we filed with the SEC on November 12, 2020. We filed a copy of our Risk, Safety and Regulatory Committee charter as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that we filed with the SEC on July 9, 2021. You can review the charters for our standing committees by accessing our public filings at the SEC’s web site at www.sec.gov.

The current members of the committees of our Board of Directors are as follows:

Director Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk, Safety and Regulatory Committee
Lawrence Steinman, M.D.(1)
Sir Marc Feldmann, Ph.D.(1)
James N. Woody, M.D., Ph.D.
Larry Gold, Ph.D.	X	M		C
Donald A. McGovern, Jr.(2)	X	C	M		M
Russell T. Ray, MBA	X	M	M	M
Teresa DeLuca, M.D., MBA	X		C	M
Francis Knuettel II, MBA	X	M			M
Pamela G. Marrone, Ph.D.	X		M		C

____________

(1)      Co-Executive Chairman of the Board of Directors.

(2)      Lead independent director.

C       Chairperson of the Committee.

M       Member of the Committee.

Each of these committees has the duties described below and operates under a charter that has been approved by our Board of Directors.

Audit Committee

NASDAQ listing standards and applicable SEC rules require that the Audit Committee of a listed company be comprised solely of independent directors. We have established an Audit Committee of the Board of Directors, which currently consists of Donald A. McGovern, Jr., MBA (Chair), Larry Gold, Ph.D., Russell T. Ray, MBA and Francis Knuettel II, MBA. Each member of the Audit Committee meets the independent director standard under NASDAQ’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee is financially literate and our Board of Directors has determined that Mr. McGovern qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the Audit Committee include:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered public accounting firm all relationships the firm has with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our consolidated financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a Compensation Committee of the Board of Directors. The members of our Compensation Committee are Teresa DeLuca MD, Ph.D. (Chair), Donald A. McGovern, Jr., MBA, Russell T. Ray, MBA and Pamela G. Marrone, Ph.D. We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Compensation Committee Interlocks and Insider Participation

As described above, the current members of the Compensation Committee are independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2021, none of our executive officers served on the Compensation Committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

We have established a nominating and corporate governance committee of the Board of Directors. The members of our Nominating and Governance Committee are Larry Gold, Ph.D. (Chair), Russell T. Ray, MBA and Teresa DeLuca MD, MBA. Our Board has determined that each member is independent under applicable NASDAQ listing standards. We have adopted a Compensation Committee charter, which details the principal functions of the nominating and corporate governance committee. Specific responsibilities of the Nominating and Corporate Governance Committee include:

•        making recommendations to our Board regarding candidates for directorships;

•        making recommendations to our Board regarding the size and composition of our Board;

•        overseeing our corporate governance policies and reporting; and

•        making recommendations to our Board concerning governance matters.

Risk, Safety and Regulatory Committee

In May 2021, the Board of Directors adopted a charter of a Risk, Safety and Regulatory Committee, which committee is tasked with, among other things, overseeing our risk management policies and procedures, reviewing our principal risk and compliance policies and our approach to risk management, dealing with risk identification and risk assessment for the principal operational, business, compliance and ethics risks facing our company, whether internal or external in nature including, but not limited to, the risks and incident responses associated with: information security; business continuity and disaster recovery; vendor management; operations risks; supply chain risks; employment and workplace conduct practices; safety and environmental matters; and legal risks, overseeing our compliance programs, reviewing our compliance with relevant laws, regulations, and corporate policies (including our Code of Ethics), overseeing significant complaints and other matters raised through our compliance reporting mechanisms, including the review and investigation of such matters as necessary, reviewing significant government inquiries or investigations and other significant legal actions, reviewing information about current and emerging legal and regulatory compliance risks and enforcement trends that may affect our business operations, performance or strategy, meeting, and reviewing and discussing with management the implementation and enforcement of policies, standards, procedures and risk management programs, and compliance with applicable laws and regulations, related to the manufacture and supply of products consistent with applicable high-quality and medical product safety standards. The members of our Risk, Safety and Regulatory Committee are Pamela G. Marrone, Ph.D. (Chair), Donald A. McGovern, Jr., MBA, and Francis Knuettel II, MBA. Our Board has determined that each member is independent under applicable NASDAQ listing standards.

Director Independence

Our Board of Directors has determined that each of Donald A. McGovern, Jr., MBA, Larry Gold, Ph.D., Russell T. Ray, MBA, Teresa M. DeLuca, M.D., MBA, Pamela G. Marrone, Ph.D. and Francis Knuettel II, MBA is an independent director as defined under the NASDAQ rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act.

Board Diversity Matrix

The table below provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Proposed Rule 5605(f).

Board Diversity Matrix (As of April 25, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conducts and Ethics can be found on our website at https://ir.180lifesciences.com/corporate-governance/governance-documents. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Stockholder Communications with the Board of Directors

Our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Corporate Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular board member or members, the communication will be forwarded to a board member to bring to the attention of the Board of Directors.

Lead Independent Director

Our lead independent director has a clearly defined set of responsibilities and provides significant independent Board leadership. Donald A. McGovern, Jr., MBA, has served as our lead independent director since March 2021.

Our lead director: will preside at any meetings of the independent directors, including executive sessions, and take the lead role in communicating to the Co-Chairmen any feedback, as appropriate; will (a) assist in the recruitment of board candidates; (b) have active involvement in board evaluations; (c) have active involvement in establishing committee membership and committee chairs; and (d) have active involvement in the evaluation of the chief executive officer; will provide board performance feedback to the Co-Chairmen; will work with committee chairs as necessary to ensure committee work is conducted at the committee level and appropriately reported to the board; will communicate with the independent directors between meetings when appropriate; and will recommend consultants and outside advisors to the board as necessary or appropriate. The lead director may also attend meetings of committees on which the lead director is not a member.

Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees, which we filed as an exhibit to the registration statement that we filed in connection with our IPO. You can review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. There have been no waivers granted with respect to our Code of Ethics to any such officers or employees to date.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Management and Certain Beneficial Owners” table on page 9, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Compensation Recovery and Clawback Policies

Other than legal requirements under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), we currently do not have any policies in place in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. Under the Sarbanes-Oxley Act, our CEO and CFO may be subject to clawbacks in the event of a restatement. Thus, the Board has not deemed any additional recoupment policies to be necessary. We will continue to monitor regulations and trends in this area.

Insider Trading/Anti-Hedging Policies

All employees, officers and directors of, and consultants and contractors to, us or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace, the misuse of material nonpublic information in securities trading. The policy also includes specific anti-hedging provisions.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. Even during a trading window period, certain identified insiders, which include the named executive officers and directors, must comply with our designated pre-clearance policy prior to trading in our securities. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities.

Report of Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

AUDIT COMMITTEE REPORT

The Audit Committee, which is comprised exclusively of independent directors, represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2021, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Audit Committee

/s/ Donald A. McGovern, Jr., MBA, Chair

/s/ Larry Gold, Ph.D.

/s/ Russell T. Ray, MBA

/s/ Francis Knuettel II, MBA

INFORMATION ABOUT OUR EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
James N. Woody, M.D., Ph.D.	Chief Executive Officer and Director	79
Ozan Pamir	Interim Chief Financial Officer and Secretary	31
Quan Anh Vu	Chief Operating Officer and Chief Business Officer	50
Jonathan Rothbard, Ph.D.	Chief Scientific Officer	70

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

JAMES N. WOODY, M.D., PH.D. — CHIEF EXECUTIVE OFFICER — Information regarding Dr. Woody is set forth below under “Classified Board of Directors”.

OZAN PAMIR — INTERIM CHIEF FINANCIAL OFFICER AND SECRETARY — Ozan Pamir has served as our interim Chief Financial Officer since November 2020. Mr. Pamir has also served as the Chief Financial Officer and as a member of the Board of Directors of 180, our wholly-owned subsidiary following the Closing of the Business Combination, since October 2018. Mr. Pamir has also served as the Chief Financial Officer and as a member of the Board of Directors of Unify Pharmaceuticals between August 2019 and July 2021, and as the Chief Financial Officer of Enosi Life Sciences between May 2020 and April 2021, both of which are pre-clinical companies focused on autoimmune diseases. Previously, Mr. Pamir served in various positions with Echelon Wealth Partners, a leading Canadian investment bank, from June 2014 to October 2018, including Investment Banking Analyst (June 2014 — June 2015), Senior Associate, Investment Banking (June 2015 — September 2017) and Vice President of Investment Banking (September 2017 — October 2018), as well as Investment Banking Analyst of OCI Groups from October 2013 to June 2014. Mr. Pamir holds an Economics and Finance degree from McGill University and is a CFA Charterholder.

JONATHAN ROTHBARD, PH.D. — CHIEF SCIENTIFIC OFFICER — Jonathan Rothbard, Ph.D. has served as our Chief Scientific Officer since the Closing of the Business Combination in November 2020. Dr. Rothbard has served as the Chief Executive Officer and Chief Scientific Officer of Katexco since November 2018. Previously, he helped found ImmuLogic Pharmaceutical Corp., in Palo Alto, California, where he served as Chief Scientific Officer from 1989 to 1995, founded Amylin in San Diego, California in 1989, and CellGate in Redwood City, California, where he served as Chief Scientific Officer from 1998 to 2004. Dr. Rothbard also served on the faculty of the Department of Neurology at Stanford University Medical School and on the faculties of the Department of Chemistry and the Department of Rheumatology. He also previously served as the head of the Molecular Immunology Laboratory at the Imperial Cancer Research Fund in London. Dr. Rothbard received his BA from Hamilton College in 1973 and his Ph.D. from Columbia University in 1977 and completed post-doctoral fellowships at The Rockefeller University and Stanford University Medical School.

QUAN ANH VU — CHIEF OPERATING OFFICER AND CHIEF BUSINESS OFFICER — Quan Anh Vu has served as our Chief Operating Officer and Chief Business Officer since October 2021. Mr. Vu has extensive experience in executive management and leadership roles for life sciences companies. Mr. Vu served as Managing Director and Co-Head of Healthcare IT at Solganick & Co., a technology investment banking firm, from September 2019 through October 2021. From April 2021 through October 2021, Mr. Vu also served as the Chief Executive Officer of Baleena Bioscience, Inc., a biotechnology/medical device company. Finally, since July 2020, Mr. Vu has served as a consultant with LS Associates, a life science services firm. Before working with LS Associates, from September 2016 to August 2019, Mr. Vu served as Vice President and Head of Strategy and Corporate/Business Development at Opiant Pharmaceuticals, Inc., a specialty pharmaceutical company. Prior to that, Mr. Vu held various consulting, director and manager roles with a number of companies in the pharmaceutical and biotechnology industries. Mr. Vu received his Bachelor’s degree in Economics from UCLA.

Classified Board of Directors

The Board of Directors is divided into two classes. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the second annual meeting following the election. The directors are divided among the two classes as follows:

•        the Class I directors are Lawrence Steinman, James N. Woody, Russell T. Ray and Francis Knuettel II, and their terms expire at the annual meeting of stockholders to be held in 2023; and

•        the Class II directors are Larry Gold, Sir Marc Feldmann, Donald A. McGovern, Jr., Teresa M. DeLuca and Pamela G. Marrone, and their terms expire at the annual meeting of stockholders on June 14, 2022 (subject to their re-appointment pursuant to Proposal 1 herein).

Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of one-half of the directors. The division of the Board of Directors into two classes with staggered two-year terms may delay or prevent a change of our management or a change in control.

Our current directors are as follows:

Name	Age	Position With Company	Date First Appointed as Officer or Directors	Director Class*
Class I Directors
Lawrence Steinman, M.D.	74	Executive Co-Chairman	November 2020	Class I
James N. Woody, M.D., Ph.D.	79	Chief Executive Officer and Director	November 2020	Class I
Russell T. Ray, MBA	75	Director	July 2021	Class I
Francis Knuettel II, MBA	56	Director	July 2021	Class I

Class II Directors
Sir Marc Feldmann, Ph.D.	77	Executive Co-Chairman, and Chairman, CEO and Executive Director of CannBioRex	November 2020	Class II
Larry Gold, Ph.D.	80	Director	November 2020	Class II
Donald A. McGovern, Jr., MBA	71	Director	November 2020	Class II
Teresa M. DeLuca, M.D., MBA	56	Director	July 2021	Class II
Pamela G. Marrone, Ph.D.	65	Director	July 2021	Class II

____________

*        Terms expire at the 2022 annual meeting of stockholders (Class II) and the annual meeting of stockholders to be held in 2023 (Class I).

Director Nominees

At the annual meeting, five directors are to be re-elected as Class II directors, to hold office until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Sir Marc Feldmann, Ph.D., Larry Gold, Ph.D., Donald A. McGovern, Jr., MBA, Teresa M. DeLuca, M.D., MBA and Pamela G. Marrone, Ph.D., all of whom are currently directors of our company. Each nominee for director has consented to being named in this proxy statement and has indicated a willingness to serve if elected.

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable.

Information regarding the director nominees is provided below:

SIR MARC FELDMANN, PH.D. EXECUTIVE CO-CHAIRMAN (CLASS II DIRECTOR NOMINEE) CHAIRMAN, CEO AND EXECUTIVE DIRECTOR OF CANNBIOREX

Sir Marc Feldmann, Ph.D. has served as Co-Executive Chairman since the Closing of the Business Combination in November 2020. He also has primary scientific responsibility for our synthetic cannabidiol (“CBD”) analogues programs. Sir Feldmann has served as Co-Chairman of 180 and as a member of its board of directors since April 2018. Since June 1, 2018, Sir Feldmann has served as Chairman, CEO and Executive Director of CannBioRex. Since August 2018, Sir Feldmann has served as a director of Enosi Life Sciences Corp., a company which he founded that is a pre-clinical company focused on cancer and autoimmune deficiencies. He is an Emeritus Prof. at the Kennedy Institute of Rheumatology, Department of Orthopedics, Rheumatology and Musculoskeletal Sciences at Oxford. He is recognized as an expert in the development of anti-inflammatory therapeutics and has published over 700 papers reflecting an overarching commitment to both the cellular aspects of inflammatory autoimmune biology messenger molecules, cytokines and therapeutic applications. In 1983, he published a new hypothesis for the mechanism of induction of autoimmune diseases, highlighting the role of cytokines, which are potent signaling proteins and drive important processes like inflammation, immunity and cell growth. In collaboration with Sir Ravinder Maini, he showed that tumor necrosis factor (“TNF”) was a key driver of rheumatoid arthritis, and that blocking it was beneficial, in novel test tube systems (in vitro) using human disease tissue from rheumatoid joints, animal models and a series of clinical trials. They developed a key patent for the targeting of excessive TNF Alpha and its optimal use, which was licensed to Centocor and eventually led to the acquisition of Centocor by Johnson & Johnson. He is a Fellow of the Royal College of Physicians, the Royal College of Pathologists. In recognition of his work, which has led to anti-TNF currently being the best-selling drug class in the world, Sir Feldmann was elected to the Academy of Medical Sciences and the Royal Society in London, is a Fellow of the Australian Academy of Science, and is a Foreign Member of the National Academy of Sciences, USA. He was knighted by Queen Elizabeth II in 2010 for his outstanding services to medicine, and also received the Australian equivalent, Companion of Honour (AC). He was awarded the Crafoord Prize in 2000, the Albert Lasker Award for Clinical Medical Research in 2003, the Cameron Prize for Therapeutics by the University of Edinburgh in 2004, the European Inventor Award (Lifetime Achievement) by the European Patent Office in 2007, the John Curtin Medal of the Australian National University in 2007 and the Dr. Paul Janssen Award for Biomedical Research in 2008, the Ernst Schering Prize in 2010 and the Gairdner International Award in 2014. He graduated with an MBBS degree from the University of Melbourne in 1967 and earned a Ph.D. in Immunology at the Walter and Eliza Hall Institute of Medical Research in 1972. He undertook postdoctoral research at the Imperial Cancer Research Fund’s Tumour Immunology Unit in 1972 before moving to the Charing Cross Sunley Research Centre in 1985, which later merged with the Kennedy Institute of Rheumatology which then joined the Faculty of Medicine at Imperial College in 2000 and was transferred to the University of Oxford in 2011.

Director Qualifications:

We believe Sir Feldmann’s significant and successful experience leading the research and development of numerous therapeutics make him qualified to serve as a director.

LARRY GOLD, PH.D. CLASS II DIRECTOR NOMINEE

Larry Gold, Ph.D. has served as a director of our Company since the Closing of the Business Combination in November 2020. Dr. Gold is the Founder and Chairman Emeritus of the Board, and former CEO of SomaLogic, Inc. Prior to SomaLogic, he also founded and was the Chairman of NeXagen, Inc., which later became NeXstar Pharmaceuticals, Inc. In 1999, NeXstar merged with Gilead Sciences, Inc. to form a global organization committed to the discovery, development and commercialization of novel products that treat infectious diseases. During his nearly 10 years at NeXstar, Dr. Gold held numerous executive positions including Chairman of the Board, Executive Vice President of R&D, and Chief Science Officer. Before forming NeXagen, he also co-founded and served as Co-Director of Research at Synergen, Inc., a biotechnology company later acquired by Amgen, Inc. Dr. Gold became the Chairman of Lab79, a new biotech company in Boulder, Colorado in 2014. Since 1970, Dr. Gold has been a professor at the University of Colorado at Boulder. While at the University, he served as the Chairman of the Molecular, Cellular and Developmental Biology Department from 1988 to 1992. Between 1995 and 2013, Dr. Gold received the CU Distinguished Lectureship Award, the National Institutes of Health Merit Award, the Career Development Award, the Lifetime Achievement Award from the Colorado Biosciences Association, and the Chiron Prize for Biotechnology. Dr. Gold was also awarded the 8th International Steven Hoogendijk Prize by the Dutch Batavian Society of Experimental Philosophy in 2018. In addition, Dr. Gold has been a member of the American Academy of Arts and Sciences since 1993 and the National Academy of Sciences since 1995. He is a fellow of the National Academy of Inventors. Dr. Gold also serves on the Board of Directors for Lab79, Crnic, COLS and the PAIN company, each private companies, Keck Graduate Institute, and the Biological Sciences Curriculum Study. Dr. Gold established the Gold Lab at the University of Colorado Boulder in 1971. Starting with basic research on bacteria and bacteriophage, the lab shifted its focus to human disease following the invention of the SELEX process in 1989. The Gold Lab today focuses on the utilization of biological and information technology to improve healthcare. Dr. Gold also began holding the GoldLab Symposia in 2010, an annual event that tackles big questions in healthcare. He is determined to change healthcare for the better through teaching, research, and debate among scientists and citizens throughout the world. Dr. Gold received a BA in 1963 in Biochemistry from Yale University, a Ph.D. in 1967 in Biochemistry from the University of Connecticut, and was an NIH Postdoctoral Fellow until 1969 at Rockefeller University.

Director Qualifications:

We believe Dr. Gold’s significant experience and successful development and commercialization of products make him qualified to serve as a director.

DONALD A. MCGOVERN, JR., MBA CLASS II DIRECTOR NOMINEE

Donald A. McGovern, Jr., MBA has served as a director of our Company since the Closing of the Business Combination in November 2020 and became our lead director on March 30, 2021. Mr. McGovern is a retired Vice Chairman, Global Assurance, of PricewaterhouseCoopers LLP (PwC). Through decades of leadership at PwC and board experience, Mr. McGovern brings wide-ranging operational, financial, accounting and audit and public company experience. He currently serves on the board of Cars.com (NYSE: CARS). Mr. McGovern joined the Board of Cars.com in May 2017 upon the spinout of Cars.com from Tegna creating a new public company listed on the NYSE. Cars.com is a leading two-sided digital automotive marketplace. Mr. McGovern is chair of the Audit Committee, an audit committee financial expert under SEC regulations, and a member of the Compensation Committee of Cars.com. His past public board experience has been with CRH, plc. Mr. McGovern served two three-year terms (2013 – 2019) on the board of directors of CRH. During his tenure, he was Senior Independent Director, chair of the Remuneration Committee, a member of the Nomination Committee and of the Audit Committee and an audit committee financial expert under U.S. SEC and U.K. FRC regulations. CRH is headquartered in Dublin, Ireland and listed on the London, Irish and New York Stock Exchanges. His past private company board experience includes Neuraltus Pharmaceuticals (2014 – 2019) and eASIC Corp (2016 – 2018). Mr. McGovern joined the Board of Neuraltus in preparation for Neuraltus doing a potential IPO. Neuraltus was a privately held, venture capital backed biopharmaceutical company dedicated to the development of therapeutics to treat neurological disorders. Mr. McGovern was chair of the Audit Committee and Compensation Committee. Mr. McGovern joined the Board of eASIC as the Company was in the process of filing a Form S-1 registration statement for an IPO. eASIC, a privately held, venture capital backed, fabless semiconductor company, was acquired by Intel Corporation. Mr. McGovern was chair of the Audit Committee and member of the Nomination Committee.

He is by background a High Technology Industry Assurance partner and served as the global engagement partner, lead audit partner, or concurring partner, for numerous Silicon Valley and other U.S. public companies such as Cisco Systems, Applied Materials, Schlumberger, Ltd., Hewlett-Packard, Agilent Technologies, Nvidia, eBay, and Varian Medical. He also has served Silicon Valley pre-IPO companies and during his career had been involved in over 35 IPOs. He has extensive experience for SEC current reporting and securities filings related to initial public offerings and other SEC registration statements, due diligence, mergers and acquisitions, restructurings, divestitures and risk management.

Mr. McGovern spent 39 years at PwC including 26 years as a partner. Mr. McGovern was Vice Chairman, Global Assurance Leader and a member of the PwC Global Network Executive Team, from July 2008 until his retirement from PwC on June 30, 2013. He had been the Managing Partner of the firm’s Silicon Valley Office from July 2001 to June 2007 and previously held other operating roles. In April 2001, Mr. McGovern was elected to the PwC Board of Partners and Principals of the U.S. firm as well as to PwC’s Global Board. He was the first ever lead director for the U.S. Board (2001 – 2005) and was elected to serve 2 terms on each Board.

Mr. McGovern is a member of the American Institute of Certified Public Accountants and has an active CPA license to practice in California, Illinois and New York. He received a BA from Marquette University in 1972 and received an MBA from DePaul University in 1975. He also attended the Executive Program for Growing Companies of the Stanford University Graduate School of Business in 1992.

Director Qualifications:

We believe Mr. McGovern’s significant auditing, accounting and financial experience, and his being an audit committee financial expert, as well as his Board experience make him qualified to serve as a director.

TERESA M. DELUCA, M.D., MBA CLASS II DIRECTOR NOMINEE

Teresa M. DeLuca, M.D., MBA, has served as a director of our Company since July 9, 2021. Dr. DeLuca is a physician executive and psychiatrist in New York, New York, resuming her own practice, since January 2020. Dr. DeLuca previously served as a Managing Director at Columbia University’s NY Life Science Venture Fund from January 2018 to December 2019. Her responsibilities as Managing Director included leading a consortium of 12 private/public institutions (Cold Spring Harbor Laboratory, Columbia, CUNY, Einstein, Hospital for Special Surgery, Memorial Sloan Kettering Cancer Center, Mount Sinai, NYU, Rockefeller University, SUNY Downstate Medical Center, Stony

Brook, Weil Cornell), and providing due diligence support for potential investments, partnerships, acquisitions, commercialization, licensing, and IPOs. Before that she served as Assistant Clinical Professor of Psychiatry at the Icahn School of Medicine at Mount Sinai in New York City from August 2014 to December 2017 and as the Chief Medical Officer of Magellan Pharmacy Solutions at Magellan Health from December 2012 to July 2014. Prior to that, she served as SVP of Pharmacy Health Solutions at Humana, VP of Clinical Sales Solutions & National Medical Director at Walgreen Co., and VP of Personalized Medicine as well as VP of Medical Policy & Clinical Quality at Medco. Prior to taking on these executive leadership roles, Dr. DeLuca was a Senior Medical Scientist at GlaxoSmithKline. Dr. DeLuca served as a director at North Bud Farms, Inc., a pharmaceutical company from May 2018 to February 2020 (CSE:NBUD) and has served as a director of Surgery Partners, Inc. (NASDAQ:SGRY), a leading operator of surgical facilities and ancillary services, since September 2016, and also currently serves on the Audit Committee and Chair Compliance and Ethics Committee of the Board of Directors of Surgery Partners, Inc.

Dr. DeLuca received a Bachelor’s degree from the University of Rochester / LIU. Dr. DeLuca received her M.B.A. from Drexel University and her M.D. from St. Georges University School of Medicine in Grenada, before undertaking her residency at Thomas Jefferson University Medical School. A strong advocate for good board governance, in 2016, Dr. DeLuca earned the Carnegie Mellon Cybersecurity certificate and continues to maintain good standing with the National Association of Corporate Directors (NACD) as a Board Leadership Fellow (Masters Level), and in 2020 Dr. DeLuca passed the NACD’s “Directorship Certified” examination (NACD.DC). Dr. DeLuca was also named “2020 Director to Watch” in the Directors & Board Annual Report.

Director Qualifications:

The Board of Directors believes that Dr. DeLuca’s public company experience and background as both a practicing MD and former senior executive Chief Medical Officer with significant P&L business line ownership at global Fortune 50 companies, make her well qualified to serve on the Board of Directors in the determination of the Board.

PAMELA G. MARRONE, PH.D. CLASS II DIRECTOR NOMINEE

Pamela G. Marrone, Ph.D. has been a director of our Company since July 2, 2021. Dr. Marrone is founder and was Chief Executive Officer of Marrone Bio Innovations, Inc. (NASDAQ:MBII), a natural products company producing pest management and plant health products, from April 2006 until her retirement in August 2020, and continues to serve on the Board of Directors of such company. In July 2021, she was appointed as senior fellow of Arizona State University’s Swette Center for Sustainable Food Systems. She also currently serves on the board of Stem Express LLC. She also served as President of Marrone Bio from 2006 through January 2015 and from September 2015 to August 2017. Prior to founding Marrone Bio, in 1995 Dr. Marrone founded AgraQuest, Inc. (acquired by Bayer), where she served as board member, president and chief executive officer until May 2004 and as board member, president or chair from such time until March 2006 and she remained on the board until March 2007. While there, she led teams that discovered and commercialized several bio-based pest management products. She served as founding president and business unit head for Entotech, Inc., a biopesticide subsidiary of Denmark-based Novo Nordisk A/S (acquired by Abbott Laboratories), from 1990 to 1995, and held various positions at the Monsanto Company from 1983 until 1990, where she led the Insect Biology Group, which was involved in pioneering projects in transgenic crops, natural products and microbial pesticides. Dr. Marrone is an author of over a dozen invited publications, an inventor on more than 400 patents and is in demand as a speaker and has served on the boards and advisory councils of numerous professional and academic organizations. In 2016, Dr. Marrone was elected to the Cornell University Board of Trustees and completed her four-year term in July 2020. In 2013, Dr. Marrone was named the Sacramento region’s “Executive of the Year” by the Sacramento Business Journal and “Cleantech Innovator of the Year” by the Sacramento Area Regional Technology Alliance and Best Manager with Strategic Vision by Agrow in 2014. In January 2019, she was awarded the “Sustie” award by the Ecological Farming Association for her decades-long leadership in sustainable agriculture. In March 2020, she was awarded the Most Admired CEO, Distinguished Career Award by the Sacramento

Business Journal. In 2022, she was the first woman to receive the Kathryn C. Hach Award for Entrepreneurial Success from the American Chemical Society. Dr. Marrone earned a B.S. in Entomology from Cornell University and a Ph.D. in Entomology from North Carolina State University.

Director Qualifications:

We believe Dr. Marrone’s strong background with public companies and her considerable management, technical and commercialization expertise, make her well qualified to serve on the Board of Directors in the determination of the Board.

Directors Whose Terms Extend Beyond the 2022 Annual Meeting

LAWRENCE STEINMAN CO-EXECUTIVE CHAIRMAN (CLASS I DIRECTOR)

Lawrence Steinman, M.D. has served as Co-Executive Chairman since the Closing of the Business Combination in November 2020. He also has primary scientific responsibility for our α7nAChR platform. Dr. Steinman served as Co-Chairman of 180 and as a member of its board of directors since April 2019. Prior to joining 180, he served on the Board of Directors of Centocor Biotech, Inc., from 1989 to 1998, the Board of Directors of Neurocine Biosciences from 1997 to 2005, the Board of Directors of Atreca from 2010 – 2019, the Board of Directors of BioAtla, Inc. (NASDAQ:BCAB) from July 2020 to present (he also serves on the Compensation Committee and Nominating and Corporate Governance Committee of BioAtla), the Board of Directors of Tolerion, Inc. from 2013 to 2020 and the Board of Directors of Alpha5 Integrin from 2020 to the present, and the Board of Directors of Pasithea Therapeutics Corp. (NASDAQ:KTTA) from August 2020 to the present, and also serves on the Compensation Committee and Nominating and Corporate Governance Committee of Pasithea. He is currently the George A. Zimmermann Endowed Chair in the Neurology Department at Stanford University and previously served as the Chair of the Interdepartmental Program in Immunology at Stanford University Medical School from 2003 to 2011. He is a member of the National Academy of Medicine and the National Academy of Sciences. He also founded the Steinman Laboratory at Stanford University, which is dedicated to understanding the pathogenesis of autoimmune diseases, particularly multiple sclerosis and neuromyelitis optica. He received the Frederic Sasse Award from the Free University of Berlin in 1994, the Sen. Jacob Javits Award from the U.S. Congress in 1988 and 2002, the John Dystel Prize in 2004 from the National MS Society in the U.S., the Charcot Prize for Lifetime Achievement in Multiple Sclerosis Research in 2011 from the International Federation of MS Societies and the Anthony Cerami Award in Translational Medicine by the Feinstein Institute of Molecular Medicine in 2015. He also received an honorary Ph.D. at the Hasselt University in 2008. He received his BA (physics) from Dartmouth College in 1968 and his MD from Harvard University in 1973. He also completed a fellowship in chemical immunology at the Weizmann Institute (1974 – 1977) and was an intern and resident at Stanford University Medical School. We believe Dr. Steinman’s extensive experience leading the research and development of numerous therapeutics qualify him to serve as a director.

Director Qualifications:

We believe Dr. Steinman’s extensive experience leading the research and development of numerous therapeutics for biotechnology companies qualifies him to serve as a director.

JAMES N. WOODY, M.D., PH.D. CHIEF EXECUTIVE OFFICER AND CLASS I DIRECTOR

James N. Woody, M.D., Ph.D. has served as our Chief Executive Officer and as a director since the Closing of the Business Combination in November 2020. Dr. Woody has served as the CEO of 180 since July 2020, and as a director of 180 since September 2020. Dr. Woody was a founder and served as Chairman of the Board of Directors for Viracta Pharmaceuticals, a lymphoma therapeutic company (July 2014 to December 2020). With the company undergoing a reverse merger into a public company, he resigned his Board member position and continues as a Board observer. He served as a General Partner of Latterell Venture Partners (February 2006 to December 2019) then moved to a Venture Partner position, for the two remaining LVP legacy companies, Viracta (NASDAQ:VIRX), resigning when they completed a reverse merger in February 2021, and Perceptimed, a Pharmacy management company, where he continues to serve on the Board as they plan their IPO. He serves as an interim CEO for MaraBio Systems Inc., a startup autism diagnostic company, a position he held since November 2018, and also serves as Chairman of the Board for Enosi Life Sciences, a next generation TNF inhibitor company, which position he has held since July 2020. He served as a Board member of Integenix Inc. (2012 to 2018), and Neuraltus Pharmaceuticals, Inc. (February 2009 to December 2019). Dr. Woody was the founding CEO and Chairman of the Board of OncoMed Pharmaceuticals, Inc. (2004 to 2014), a NASDAQ listed company with a focus on antibodies targeting cancer stem cells. He previously served as a member of the Board of Directors of Protein Simple, formerly Cell Biosciences (2005 to 2014), acquired by Bio-Techne; Forte Bio Corporation, acquired by PALL in 2012 (2005 to 2012); Bayhill Therapeutics, Inc. (2004 to 2012); Femta Pharmaceuticals (2008 to 2012); and Proteolix, Inc. (2005 to 2009), acquired by Onyx for the multiple myeloma drug Carfilzomib. Dr. Woody also served on the Board of Directors of Talima Therapeutics, Inc. (2007 to 2011); HemaQuest Pharmaceuticals, Inc. (2009 to 2013); Calistoga (2009 to 2011), acquired by Gilead for the lymphoma drug Idealasib (Zeldig); Tetralogic (2008 to 2014), a NASDAQ listed company; and Avidia (2003 to 2006), acquired by Amgen. From 1996 to 2004, He was President and General Manager of Roche Biosciences, Palo Alto, California (formerly Syntex), where he had responsibility for all bioscience research and development, ranging from genetics and genomics to clinical development of numerous new pharmaceuticals, as well as former Syntex administrative matters. From 1991 to 1996, Dr. Woody served as Senior Vice President of Research and Development and Chief Scientific Officer of Centocor, Inc., Malvern, Pennsylvania, where he assisted in the development of several new major antibody-based therapeutics in the fields of oncology and autoimmune and cardiovascular disease, including Remicade®, a multi-billion dollar pharmaceutical. Prior to that time, he served as a Medical Officer in the U.S. Navy, retiring as a CAPT (06) and as Commanding Officer of the Naval Medical Research and Development Command in 1991. Dr. Woody and his colleagues, with U.S. Navy and Congressional approval, founded the National Marrow Donor Program. He is a member of the Research Advisory Committee for the Veterans Gulf War Illness. Dr. Woody was a member of the Board of Directors of the Lucille Packard (Stanford) Children’s Hospital (LPCH) in Palo Alto, California, (July 2002 to December 2020), serving as Chairman of the LPCH Quality Service and Safety Committee and a Member of the Patient Safety Oversight Committee. Dr. Woody also is a member of the Stanford Medical School Dean’s Research Committee and Stanford “SPARK” research initiatives program. Dr. Woody received a B.S. in Chemistry from Andrews University, Berrien Springs, Michigan, an M.D. from Loma Linda University and Pediatric Subspecialty Training at Duke University School of Medicine and Harvard University School of Medicine. He received a Ph.D. in Immunology from the University of London, England. We believe that his expertise and experience in the life sciences and venture capital industries and his educational background make him qualified to serve as a director.

Director Qualifications:

We believe that his expertise and experience in the life sciences and venture capital industries, and his educational background make him qualified to serve as a director.

RUSSELL T. RAY, MBA CLASS I DIRECTOR

Russell T. Ray, MBA has served as a director of our Company since July 9, 2021. Mr. Ray was a Senior Advisor to HLM Venture Partners, a healthcare venture capital firm, from February 2017 to December 2017 and from January 2014 to December 2015. From January 2016 to February 2017, Mr. Ray was a Managing Director and Vice Chairman of Healthcare Investment Banking at Stifel, Nicolaus & Company, Incorporated, an investment banking firm, with a focus on health care investments. From September 2003 to September 2015, Mr. Ray served as a Partner and Senior Advisor with HLM Venture Partners, a Health Care focused Venture Capital Firm that invests in health care services, health care information technology and medical technology companies. Prior to his work with HLM, he served as Managing Director and President (and was also the founder) of Chesapeake Strategic Advisors (2002 to 2003), which invested in health care services, health care information technology and medical technology companies. Mr. Ray was formerly Managing Director and Co-Head of Global Health Care at Credit Suisse First Boston Corporation (1999 to 2002) where he led a 50-person team with offices in Baltimore, Chicago, London, New York and San Francisco focused on providing corporate finance and M&A advisory services to private and public companies in the biotechnology, health care services and health care information technology sectors. From 1987 to 1999, Mr. Ray was a Managing Director and Global Co-Head of Healthcare Investment Banking at Deutsche Bank and its predecessor entities, BT Alex. Brown and Alex. Brown & Sons. Mr. Ray served on the board of directors of Allergan, Inc. from 2003 to 2015. Mr. Ray also serves as Chairman of the Audit and Finance Committee of Merrimack Pharmaceuticals, Inc. (NASDAQ:MACK) (which position he has held since January 2015), which specializes in developing drugs for the treatment of cancer.

Mr. Ray is a former Captain in the United States Army and recipient of the Bronze Star Medal, two Air Medals and two Army Commendation Medals for Meritorious Service. He obtained a Bachelor’s of Science degree in Engineering from the United States Military Academy at West Point, a Bachelor’s of Science degree in Ecology and Evolutionary Biology from the University of Washington, a Master of Science degree from the University of Pennsylvania in both Ecology and Evolutionary Biology and received a Master of Business Administration degree in Finance from the Wharton School of Business at the University of Pennsylvania.

Director Qualifications:

We believe that his expertise and experience in the life sciences industry, venture capital and M&A advisory services to private and public biotechnology clients, and his educational background make him qualified to serve as a director.

FRANCIS KNUETTEL II, MBA CLASS I DIRECTOR

Francis Knuettel II, MBA has been a director of our Company since July 2, 2021. Mr. Knuettel has over 25 years of management experience in venture and private-equity backed public companies, and has advised public and private companies on financial management and controls, mergers and acquisitions, capital markets transactions and operating and financial restructurings. From December 2020 to July 2021, Mr. Knuettel served as the President of Unrivaled

Brands, Inc. (OTCQX:UNRV), a vertically integrated company focused on the cannabis sector with operations in California and Nevada, from December 2020 to March 2021, he served as the Interim Chief Executive Officer of Unrivaled and he served as Chief Executive Officer of Unrivaled from March 2021 to March 2022 and as a director from December 2020 through April 2022. Mr. Knuettel has served as a member of the Board of Directors, Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of Murphy Canyon Acquisition Corp. (MURF) since February 2022, and as a member of the Board of Directors, Audit Committee and Nominations and Corporate Governance Committee of Relativity Acquisition Corp. (NASDAQ:RACY), since February 2022, both Special Purpose Acquisition Companies. Mr. Knuettel was formerly Director of Capital and Advisory at Viridian Capital Advisors, a position he held from June 2020 to January 2021, following the sale but prior to the close of the acquisition of One Cannabis Group, Inc. (“OCG”) by an OTCQX listed company. At OCG, Mr. Knuettel served from June 2019 to January 2021 as Chief Financial Officer of the company, a leading cannabis dispensary franchisor, with over thirty cannabis dispensaries across seven states. Prior to joining OCG, Mr. Knuettel was Chief Financial Officer at MJardin Group, Inc. (“MJardin”) (August 2018 to January 2019), a Denver-based cannabis cultivation and dispensary management company, where he led the company’s IPO on the Canadian Securities Exchange. Following the IPO, Mr. Knuettel managed the merger with GrowForce, a Toronto-based cannabis cultivator, after which he moved over to the Chief Strategy Role (January 2019 to June 2019). In his role as CSO, he managed the acquisition of several private companies before recommending and executing the consolidation of management and other operations to Toronto and the closure of the executive office in Denver. From April to August 2018, Mr. Knuettel served as Chief Financial Officer of Aqua Metals, Inc. (NASDAQ:AQMS), an advanced materials firm that developed technology in battery recycling. Prior to that, from April 2014 to April, 2018, Mr. Knuettel served as Chief Financial Officer at Marathon Patent Group, Inc. (NASDAQ:MARA), a patent enforcement and licensing company. Before that, Mr. Knuettel held numerous CFO and CEO positions at early-stage companies where he had significant experience both building and restructuring businesses. He currently serves on the Board of Directors and in various committee roles of two private companies, one developing an anti-viral platform and the other focused on smart intubation devices. Mr. Knuettel graduated cum laude from Tufts University with a B.A. degree in Economics and from The Wharton School at the University of Pennsylvania with an M.B.A. in Finance and Entrepreneurial Management.

Director Qualifications:

We believe that his expertise and experience in the life sciences and venture capital industries, roles in executive management as both CEO and CFO, and his educational background make him qualified to serve as a director.

Director Qualifications

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

Compensation of Directors and Officers by KBL Merger Corp. IV prior to the Closing of the Business Combination

None of the executive officers or directors of KBL, including Marlene Krauss, M.D., the Chief Executive Officer of KBL until the Closing of the Business Combination, were paid cash compensation in connection with services rendered to our Company for the year ended December 31, 2020. Commencing on June 2, 2017 through the Closing of the Business Combination, we paid KBL Sponsor LLC, the sponsor of our initial public offering (the “Sponsor”) a total of $10,000 per month for administrative support and associated costs. Our Sponsor, executive officers and directors, or any of their respective affiliates, were reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors prior to the Closing of the Business Combination reviewed on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates. All of the directors and executive officers of KBL immediately prior to the Closing of the Business Combination resigned from their positions upon the Closing of the Business Combination.

In addition to the foregoing, on June 12, 2020, KBL entered into a resignation agreement with Dr. Krauss, whereby, among other things, upon the closing of the Business Combination, the employment of Dr. Krauss with the combined company would be terminated, and KBL became obligated to pay a cash severance payment of $500,000 to Dr. Krauss (of which $200,000 was paid during September 2020). As of December 31, 2020, there are no balances outstanding due to Dr. Krauss under this resignation agreement.

Compensation of Officers by 180 Life Sciences Corp. following the Closing of the Business Combination

General

Upon the Closing of the Business Combination, James N. Woody, M.D., Ph.D., the Chief Executive Officer of 180, was appointed to serve as the Chief Executive Officer of our Company, and Jonathan Rothbard, Ph.D., the Chief Executive Officer and Chief Scientific Officer of Katexco, was appointed to serve as the Chief Scientific Officer of our Company. Also following the Closing of the Business Combination, Ozan Pamir, the Chief Financial Officer of 180, continued to serve in that position for 180, and on November 27, 2020, he was appointed to serve as the Interim Chief Financial Officer of our Company. Effective on October 29, 2021, the Board appointed Mr. Quan Anh Vu as Chief Operating Officer/Chief Business Officer (“COO/CBO”) of the Company.

A description of the employment or services agreements with each of the foregoing persons is set forth below.

Description of Employment Agreements

Each of the salaries of the executives described below and certain of the compensation payable to the consultants described below, are subject to the increases in salary and the temporary salary accruals discussed below under “Salary Increases and Temporary Salary and Compensation Accruals”.

James N. Woody 180 Employment Agreement

James N. Woody, M.D., Ph.D. and 180 entered into an employment agreement on July 1, 2020 (which agreement was amended on September 18, 2020), effective as of July 1, 2020, whereby Dr. Woody served as the Chief Executive Officer of 180 and began serving as our Chief Executive Officer following the Closing of the Business Combination. The initial term of the employment agreement started on July 1, 2020, was for a period of one (1) year, and was subject to automatic renewal for consecutive one (1) year terms unless either party provided 60 days’ notice. Dr. Woody’s annual base salary was initially $250,000 per year from July 1, 2020 to September 1, 2020, and increased to $360,000 per year on September 1, 2020. The agreement provided that Dr. Woody’s salary was to be renegotiated with the completion of the next qualified financing of over $20 million. Dr. Woody is eligible to participate in any stock option plans and receive other equity awards, as determined from time to time.

James N. Woody Amended and Restated Employment Agreement

On February 25, 2021, the Company entered into an Amended and Restated Employment Agreement with James N. Woody (the “A&R Agreement”), dated February 24, 2021, and effective November 6, 2020, which replaced and superseded the July 2020 agreement with 180 as discussed above. Pursuant to the A&R Agreement, Dr. Woody agreed to serve as the Chief Executive Officer of the Company. The A&R Agreement has a term of three years from its effective date (through November 6, 2023) and is automatically renewable thereafter for additional one-year periods, unless either party provides the other at least 90 days written notice of their intent to not renew the agreement. Dr. Woody’s annual base salary under the agreement was initially increased to $450,000 per year, subject to automatic 5% yearly increases. For the 2021 year, Mr. Woody’s salary was $450,000, and for 2022, Mr. Woody’s salary will be $463,500.

Dr. Woody is also eligible to receive an annual bonus, with a target bonus equal to 45% of his then-current base salary, based upon the Company’s achievement of performance and management objectives as set and approved by the Board of Directors and/or Compensation Committee in consultation with Dr. Woody. At Dr. Woody’s option, the annual bonus can be paid in cash or the equivalent value of the Company’s common stock or a combination therefore. The Board of Directors, as recommended by the Compensation Committee or separately, may also award Dr. Woody bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

As additional consideration for Dr. Woody agreeing to enter into the agreement, the Company awarded him options to purchase 1,400,000 shares of the Company’s common stock, which have a term of 10 years, and an exercise price of $4.43 per share (the closing sales price on the date the Board of Directors approved the grant (February 26, 2021)). The options are subject to the Company’s 2020 Omnibus Incentive Plan and vest at the rate of (a) 1/5th of such options on the grant date; and (b) 4/5th of such options vesting ratably on a monthly basis over the following 36 months on the last day of each calendar month; provided, however, that such options vest immediately upon Dr. Woody’s death or disability, termination without cause or a termination by Dr. Woody for good reason (as defined in the agreement), a change in control of the Company or upon a sale of the Company. Under the employment agreement, Dr. Woody is also eligible to participate in any stock option plans and receive other equity awards, as determined by the Board of Directors from time to time.

The agreement can be terminated any time by the Company for cause (subject to the cure provisions of the agreement), or without cause (with 60 days prior written notice to Dr. Woody), by Dr. Woody for good reason (as described in the agreement, and subject to the cure provisions of the agreement), or by Dr. Woody without good reason. The agreement also expires automatically at the end of the initial term or any renewal term if either party provides notice of non-renewal as discussed above.

In the event the A&R Agreement is terminated without cause by the Company, or by Dr. Woody for good reason, the Company agreed to pay him the lesser of 18 months of salary or the remaining term of the agreement, the payment of any accrued bonus from the prior year, his pro rata portion of any current year’s bonus and health insurance premiums for the same period that he is to receive severance payments (as discussed above).

The A&R Agreement contains standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of his agreement.

Dr. Rothbard’s Employment Agreement

Our indirect wholly-owned subsidiary, Katexco, entered into an employment agreement with Dr. Rothbard on November 1, 2018. The agreement provides for an indefinite term that continues until termination. The initial annual base salary set forth in the agreement is $300,000, with annual increases as determined by the Board of Directors. Any bonuses, including stock options, are in the sole discretion of Katexco, depending on financial circumstances and the performance of the services under the agreement.

The agreement provides that Dr. Rothbard is eligible to participate in the employee benefit plans that are established from time to time, including group health insurance, accidental death and dismemberment, group life insurance, short-term disability insurance, long-term disability insurance, drug coverage and dental coverage.

The agreement also provides Dr. Rothbard with severance benefits if his employment is terminated without “just cause,” subject to his compliance with the restrictive covenants described below and his timely execution and non-revocation of a general release of claims.

In the event Dr. Rothbard’s agreement is terminated without “just cause” (as defined in such agreement), Katexco agreed to pay a period of two weeks plus two weeks for each completed year of service, up to a cumulative maximum of 16 weeks of compensation. If severance is paid in lieu of any amount of the required notice period, the amount of the severance pay will be equal to the then-current base salary pro-rated for the covered period. Upon any termination of employment, including a termination for “just cause,” Dr. Rothbard is entitled to the base salary, bonuses and stock options actually earned up to the date of termination.

Pursuant to his agreement, Dr. Rothbard is subject to a six-month post-employment non-competition, non-solicitation and non-hire covenant.

As noted above, upon the Closing of the Business Combination, Dr. Rothbard was appointed to serve as the Chief Scientific Officer of our company.

On August 21, 2019, 180 entered into an Employment Agreement with Dr. Rothbard which replaced his prior agreement, which was not effective until the Closing Date, but became effective on such date. The Employment Agreement has a term of three years from the Closing Date (i.e., until November 6, 2023), automatically extending for additional one-year terms thereafter unless either party terminates the agreement with at least 90 days prior written notice before the next renewal date.

The Employment Agreement provides for Dr. Rothbard to be paid a salary of $375,000 per year, with automatic increases in salary, on the first anniversary of the effective date, and each anniversary thereafter, of 10%. For the 2021 year, Dr. Rothbard’s salary was $375,000, and for 2022, Dr. Rothbard’s salary will be $386,250.

The Employment Agreement provides for Dr. Rothbard to receive an annual bonus subject to meeting certain objectives set by the Board of Directors, with a targeted bonus amount of 50% of his then salary, payable on or before February 15th of each year.

The Employment Agreement also provides for Dr. Rothbard to earn equity compensation in the discretion of the Board of Directors. Dr. Rothbard may also be issued bonuses, from time to time, in the discretion of the Board of Directors, which may be payable in cash, stock or options.

In the event Dr. Rothbard’s employment is terminated by the Company without cause, by Dr. Rothbard for good reason (as discussed in the employment agreement), or the agreement is not renewed by the Company, he is required to be paid 36 months of severance pay (if such termination occurs during the first year of the term); 24 months of severance pay (if such termination occurs during the second year of the term); and 12 months of severance pay (if such termination occurs after the second year of the term), along with any accrued bonus amount and a pro rata annual bonus based on the targeted bonus, as well as the payment of health insurance premiums for the same period over which he is required to be paid severance pay.

Ozan Pamir Katexco Employment Agreement

Our indirect wholly-owned subsidiary Katexco entered into an employment agreement with Mr. Pamir on October 22, 2018. The agreement provides for an indefinite term that continues until termination. The initial annual base salary set forth in the agreement was CAD $120,000, with annual increases as determined by the Board of Directors. The agreement also provided Mr. Pamir with a CAD $20,000 signing bonus. Any bonuses, including stock options, are in the sole discretion of Katexco, depending on financial circumstances and the performance of the services under the agreement. In 2019, the compensation was increased to $120,000 per annum in US dollars.

On February 1, 2020, there was an amendment to Mr. Pamir’s consulting agreement with Katexco, whereby the contract was transferred from Katexco to Katexco Pharmaceuticals Corp. — US.

Ozan Pamir Company Employment Agreement

On February 25, 2021, the Company entered into an Employment Agreement dated February 24, 2021, and effective November 6, 2020, which agreement was amended and corrected on March 1, 2021, to be effective as of the effective date of the original agreement (which amendment and correction is retroactively updated in the discussion of the agreement), with Ozan Pamir, the Company’s Interim Chief Financial Officer, which replaced and superseded Mr. Pamir’s agreement with Katexco, as discussed above. Pursuant to the agreement, Mr. Pamir agreed to serve as the Interim Chief Financial Officer of the Company; and the Company agreed to pay Mr. Pamir $300,000 per year. Such salary is to be increased to a mutually determined amount upon the closing of a new financing, and shall also be increased on a yearly basis.

Under the agreement, Mr. Pamir is eligible to receive an annual bonus, in a targeted amount of 30% of his then salary, based upon the Company’s achievement of performance and management objectives as set and approved by the Chief Executive Officer, in consultation with Mr. Pamir. The bonus amount is subject to adjustment. The Board of Directors, as recommended by the Compensation Committee of the Company (and/or the Compensation Committee) or separately, may also award Mr. Pamir bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

As additional consideration for Mr. Pamir agreeing to enter into the agreement, the Company awarded him options to purchase 180,000 shares of the Company’s common stock, which have a term of 10 years, and an exercise price of $4.43 per share (the closing sales price on the date the Board of Directors approved the grant (February 26, 2021)). The options are subject to the Company’s 2020 Omnibus Incentive Plan and vest at the rate of (a) 1/5th of such options upon the grant date; and (b) 4/5th of such options vesting ratably on a monthly basis over the following 36 months on the last day of each calendar month; provided, however, that such options vest immediately upon Mr. Pamir’s death or disability, termination without cause or a termination by Mr. Pamir for good reason (as defined in the agreement), a change in control of the Company or upon a sale of the Company. Under the employment agreement, Mr. Pamir is also eligible to participate in any stock option plans and receive other equity awards, as determined by the Board of Directors from time to time.

The agreement can be terminated at any time by the Company with or without cause with 60 days prior written notice and may be terminated by Mr. Pamir at any time with 60 days prior written notice. The agreement may also be terminated by the Company with six days’ notice in the event the agreement is terminated for cause under certain circumstances. Upon the termination of Mr. Pamir’s agreement by the Company without cause or by Mr. Pamir for good reason, the Company agreed to pay him three months of severance pay.

The agreement contains standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of his agreement.

On May 27, 2021, the Company entered into a Second Amendment to Employment Agreement with Ozan Pamir (the “Second Amendment”). The Second Amendment amended the terms of Mr. Pamir’s employment solely to provide that all compensation payable to Mr. Pamir under such agreement would be paid directly by the Company.

On September 14, 2021, the Board authorized a discretionary bonus of $30,000 to Mr. Pamir in consideration for services rendered.

Quan Anh Vu Executive Employment Agreement

On October 27, 2021, and effective on November 1, 2021, the Company entered into an Employment Agreement with Quan Anh Vu.

Pursuant to the employment agreement, Mr. Vu agreed to serve as Chief Operating Officer/Chief Business Officer for the Company. In his role as COO/CBO, Mr. Vu’s responsibilities include, but are not limited to: (a) working with the Chief Executive Officer for creating, planning and integrating the strategic direction of the Company; (b) engaging and retaining advisors and other key employees and consultants of the Company; (c) reviewing the Company’s budgets; (d) crafting and reviewing the Company’s annual strategic plan; (e) reviewing all mergers and acquisitions and asset purchases and sales, including disposition and licensing of all intellectual property and patents; (f) crafting, executing and concluding, when possible, all in-licensing, out-licensing, sub-licensing and partnering endeavors; and (g) fulfilling such other duties and responsibilities consistent with the appointed position and title (collectively, the “Services”).

In consideration for performing the Services, which require that Mr. Vu allocate his full business efforts to the Company, the Company agreed to pay Mr. Vu a starting salary of $390,000 per year, subject to annual increases of up to 5% (on each November 1st, but effective as of the following January 1st, including a 3% increase to $401,700 for 2022, as discussed below under “Salary Increases and Temporary Salary and Compensation Accruals”). Upon completion of a financing of $50 million or more, the annual salary will be increased by $10,000. In addition to the base salary, Mr. Vu will receive an annual bonus, with a target bonus opportunity of 50% of the then-current base salary, based on achievement of performance and management objectives established by the CEO and the Compensation Committee, in consultation with Mr. Vu, payable on or before March 31st of the year following the year in which the bonus is earned. Mr. Vu may elect the Annual Bonus to be paid in cash or the equivalent value in the Company’s common stock, or a combination of the two. For calendar year 2021, the Annual Bonus, if any, will be pro-rated based on the partial year of employment. The Board of Directors, as recommended by the Compensation Committee, or separately, may also award Mr. Vu bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

The Board agreed to grant Mr. Vu options to purchase 275,000 shares of common stock, which have a 10 year term and an exercise price of $3.95 per share, which options were granted under and pursuant to the Company’s 2020 Omnibus Incentive Plan. The options will vest in 48 equal monthly installments, provided such options will vest immediately upon Mr. Vu’s death or disability, termination without cause or a termination by Mr. Vu for good reason, or a change of control or sale of the Company. The Employment Agreement also allows for future yearly equity awards in the discretion of the Compensation Committee.

The Employment Agreement has an initial term of three years and renews thereafter for additional one year terms, until terminated as provided in the agreement. The Company may also terminate the agreement for “cause”, which means any of the following: (i) Mr. Vu engaging in any acts of fraud, theft, or embezzlement involving the Company; (ii) Mr. Vu’s conviction, including any plea of guilty or nolo contendere, of any felony crime which is relevant to the Executive’s position with the Company; and (iii) a material violation of this Agreement by Mr. Vu which is materially damaging to the reputation or business of the Company, provided that prior to terminating Mr. Vu for Cause, the Board of Directors must first provide notice and an opportunity to remedy the condition, if subject to remedy. The Company may also terminate Mr. Vu’s employment, if Mr. Vu is unable to perform the essential functions of his position for 120 days in any 12 month period due to any disability. The Employment Agreement can also be terminated by the Company, upon 30 days’ prior notice, without cause.

Mr. Vu may terminate the Employment Agreement for “Good Reason”, upon 30 days’ notice and right for the Company to cure, which means the occurrence of any of the following, without Mr. Vu’s consent: (i) a material diminution in the nature or scope of Mr. Vu’s title, authority or responsibilities, causing them to be inconsistent with the position of COO/CBO of a comparable public company; (ii) a material adverse change in Services to be provided, causing them to be inconsistent with the position of a similar nature of a comparable public company; (iii) a material reduction in base salary or target bonus opportunity; or (iv) the Company’s breach of a material provision of the Employment Agreement. The Employment Agreement also terminates at the end of the term or any renewal term, if not renewed, and upon Mr. Vu’s death.

If the Company terminates Mr. Vu’s employment without cause, Mr. Vu resigns for Good Reason, or the term expires without renewal (due to a termination by the Company), then the Company is required to pay Mr. Vu 12 months of base salary (pro-rated if termination occurs during the first year of the agreement), any accrued annual bonus, the pro rata amount of the next year’s bonus, and monthly health insurance payments for the period that Mr. Vu is eligible to receive severance payments. Mr. Vu must execute a general release to become eligible for the termination payments.

The Employment Agreement contains standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of the agreement.

Description of Material Consulting Agreements

Inflammation consultancy Agreements with each of Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal

On November 1, 2013, our wholly-owned subsidiary 180 LP entered into letter agreements regarding inflammation consultancy services (each, an “Inflammation Consultancy Agreement”, and, collectively, the “Inflammation Consultancy Agreements”) with Isis Innovation Limited for the services of each of Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal (each, an “Inflammation Consultant”). Pursuant to the Inflammation Consultancy Agreements, each Inflammation Consultant agreed to provide advice and expertise on inflammatory and degenerative diseases including fibrosis as exemplified by Dupuytren’s Disease and osteoinduction (bone formation), in relation to the technology, programs and products of 180 LP, and, specifically, to provide general and specific advice and guidance on how 180 LP might further develop its different programs that are ongoing, contemplated, or conceived at or by 180 LP (the “Inflammation Consulting Services”).

In consideration of the Inflammation Consulting Services, Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal were paid a fixed fee of $500 and $10,000 per annum, respectively.

The initial term of each Advisory Services Agreement was until November 1, 2015. On November 8, 2015, each of the Advisory Services Agreement was extended until November 1, 2020. A new contract with Prof. Jagdeep Nanchahal is described below which replaced the prior Advisory Services Agreement with Prof. Nanchahal. Prof. Sir Marc Feldmann’s agreement was terminated on November 1, 2020.

Service Agreement with Prof. Sir Marc Feldmann

On June 1, 2018, CannBioRex Pharma Limited (“CannBioRex”) and Prof. Sir Marc Feldmann Ph.D., our Executive Co-Chairman, entered into a Service Agreement (the “Feldmann Employment Agreement”). Pursuant to the Feldmann Employment Agreement, Prof. Sir Feldmann serves as the Chairman, CEO and Executive Director of CannBioRex or in such other capacity consistent with his status. Prof. Sir Feldmann’s responsibilities include those customary for the roles in which he serves. Prof. Sir Feldmann receives compensation of £115,000 per year, with annual compensation reviewed by the Board and eligibility for discretionary bonuses, as determined by the Board. CannBioRex also reimburses Prof. Sir Feldmann’s travelling and other business expenses.

Pursuant to the Feldmann Employment Agreement, all intellectual property rights created by Prof. Sir Feldmann or related to his employment belong to and vest in CannBioRex.

The Feldmann Employment Agreement contains a customary non-compete clause prohibiting Prof. Sir Feldmann from working for any competing businesses during the term of his employment, or holding equity in other businesses, except he may hold or beneficially own securities of publicly-traded companies if the aggregate beneficial interests of him and his family does not exceed 5% of that class of securities.

Prof. Sir Feldmann is also prohibited for 12 months following termination (the “Post-Termination Period”) to be involved in any capacity with a competing business or potential joint venturer in the United Kingdom or in any other country. During the Post-Termination Period, he may not solicit business from CannBioRex and its affiliates’ customers; or any company with whom he was activity involved in the course of his employment; or about which he holds confidential information. Prof. Sir Feldmann further covenants to not interfere with CannBioRex’s business relationships by inducing or attempting to induce suppliers to take adverse actions during the Post-Termination Period. He also agreed not to induce or attempt to induce any CannBioRex employee to leave the company during the Post-Termination Period.

The Feldmann Employment Agreement contains customary non-disclosure and confidentiality obligations, sick leave and vacation time.

The Feldmann Employment Agreement does not have a fixed term. Either party may terminate the agreement by delivering written notice 9 months in advance. CannBioRex may also terminate the Feldmann Employment Agreement at any time with immediate effect by giving written notice. If CannBioRex terminates Prof. Sir Feldmann’s employment without providing 9 months written notice, he will become entitled to a payment equal to his basic salary he would have been entitled to receive if 9 months’ notice were given. The governing law for the Feldmann Employment Agreement is the law of England.

The Board of Directors, as recommended by the Compensation Committee of the Company (and/or the Compensation Committee) or separately, may also award Prof. Sir Feldmann bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

On November 17, 2021, the Board of Directors, as recommended by the Compensation Committee of the Company, increased the annual compensation of Prof. Sir Feldmann to $225,000 per year.

Consultancy Agreement with Prof. Lawrence Steinman

On May 31, 2018, CannBioRex Pharma Limited (“CannBioRex”) and Prof. Lawrence Steinman, our Executive Co-Chairman, entered into a Consultancy Agreement (the “Steinman Agreement”). Prof. Steinman committed to making himself available to provide services to CannBioRex that may require Prof. Steinman’s expertise. In consideration for the services provided, CannBioRex will pay Prof. Steinman approximately $50,000 per year, in monthly installments. Prof. Steinman is also entitled to reimbursement of all business expenses, including travel.

Although Prof. Steinman is not prohibited from engaging in other business activities during the term of the agreement, he must remain compliant with the terms of the agreement and seek prior written consent before conducting business with a business similar to, or competitive with, CannBioRex. The Steinman Agreement contains customary confidentiality and assignment of intellectual property provisions.

The Steinman Agreement had a two-year term. The agreement may be terminated earlier by Prof. Steinman or CannBioRex with six months’ written notice. CannBioRex may terminate the agreement at any time with immediate effect if Prof. Steinman fails or neglects to efficiently and diligently perform services pursuant to the agreement or breaches its terms; is guilty of fraud, dishonesty or acts in a manner which the Company reasonably deems is likely to disparage himself or the Company; becomes unable to provide services for ten working days in any month; or Prof. Steinman becomes bankrupt or arranges for compromises with his creditors. Upon termination of the Steinman Agreement, Prof. Steinman must return property related to the consultancy and delete his own electronic records. The parties have continued to operate under the terms of the agreement even though the agreement expired.

In addition, Prof. Steinman had a verbal agreement with Katexco Pharmaceuticals Corp., a wholly-owned subsidiary of the Company to provide services for $100,000 per year, since Katexco’s incorporation in 2018. This agreement was replaced and superseded by the consulting agreement discussed below.

Consulting Agreement with Prof. Lawrence Steinman

On November 17, 2021, and effective on November 1, 2021, the Company entered into a Consulting Agreement with Lawrence Steinman, M.D., the Company’s Executive Co-Chairman (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Dr. Steinman agreed to provide certain consulting services to the Company, including, but not limited to, participating in defining and setting strategic objectives of the Company; actively seeking out acquisition and merger candidates; and having primary scientific responsibility for the Company’s α7nAChR platform (collectively, the “Services”). The term of the agreement is for one year (the “Initial Term”); provided that the agreement automatically extends for additional one year periods after the Initial Term (each an “Automatic Renewal Term” and the Initial Term together with all Automatic Renewal Terms, if any, the “Term”), subject to the Renewal Requirements (described below), in the event that neither party provided the other written notice of their intent not to automatically extend the term of the agreement at least 30 days prior to the end of the Initial Term or any Automatic Renewal Term. The Term can only be extended for an Automatic Renewal Term, provided that (i) Dr. Steinman is re-elected to the Board of Directors at the Annual Meeting of Stockholders of the Company immediately preceding the date that such Automatic Renewal Term begins; (ii) the Board affirms his appointment as Co-Chairman for the applicable Automatic Renewal Term (or fails to appoint someone else as Co-Chairman prior to such applicable Automatic Renewal Term); and (iii) Dr. Steinman is continuing in his role of having the responsibility for the scientific development for the Company’s α7nAChR platform (the “Renewal Requirements”). The Consulting Agreement also expires immediately upon the earlier of: (i) the date upon which Dr. Steinman no longer serves as Co-Chairman and no longer has primary scientific responsibility for our α7nAChR platform; and (ii) any earlier date requested by either (1) the Company (as evidenced by a vote of a majority of the Board (excluding Dr. Steinman) at a meeting of the Board), or (2) Dr. Steinman (as evidenced by written notice from Dr. Steinman to the Board). Additionally, the Company may terminate the Consulting Agreement immediately and without prior notice if Dr. Steinman is unable or refuses to perform the Services, and either party may terminate the Consulting Agreement immediately and without prior notice if the other party is in breach of any material provision of the Consulting Agreement.

The Company agreed to pay Dr. Steinman $225,000 per year during the term of the agreement, along with a one-time payment of $43,750, representing the difference between his old compensation and new compensation, dating back to April 1, 2021. Pursuant to the Consulting Agreement, Dr. Steinman agreed to not compete against the Company, unless approved in writing by the Board of Directors, during the term of the agreement, and also agreed to certain customary confidentiality provisions and assignment of inventions requirements. The Consulting Agreement also has a 12 month non-solicitation prohibition following its termination.

The Consulting Agreement also provided for the grant of stock options to purchase 25,000 shares of common stock (the “Options”) to Dr. Steinman, which have an exercise price of $3.95 per share and a term through December 8, 2031, and were subject to the Company’s 2020 Omnibus Incentive Plan (the “Plan”). In addition, beginning in calendar year 2022, for each year during the Term of the Consulting Agreement, the Company will, subject to future approval by the Board, grant Dr. Steinman $125,000 of value of equity compensation. Future equity grants will vest over a 48 month period and be in accordance with the Plan. Timing of the future grants, nature of the equity grants (e.g., RSU, PSU, restricted stock, etc.) and any changes in the value of future equity will be recommended by the Company’s Compensation Committee and/or Audit Committee and approved by the Board.

The Board of Directors, as recommended by the Compensation Committee of the Company (and/or the Compensation Committee) or separately, may also award Dr. Steinman bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

Prof. Jagdeep Nanchahal Consulting Agreement

On February 25, 2021, we (and CannBioRex Pharma Limited, which was added as a party to the agreement later), entered into a Consultancy Agreement dated February 22, 2021, and effective December 1, 2020, with Prof. Jagdeep Nanchahal (as amended, the “Consulting Agreement”). Prof. Nanchahal has been providing services to the Company and/or its subsidiaries since 2014, and is currently a greater than 5% stockholder of the Company and the Chairman of our Clinical Advisory Board.

On March 31, 2021, we entered into a First Amendment to Consultancy Agreement with Prof. Jagdeep Nanchahal, which amended the Consultancy Agreement entered into with Prof. Nanchahal on February 25, 2021, to include CannBioRex Pharma Limited, a corporation incorporated and registered in England and Wales (“CannBioRex”), and an indirect wholly-owned subsidiary of the Company, as a party thereto, and to update the prior Consultancy Agreement to provide for cash payments due to Prof. Nanchahal to be paid by CannBioRex, for tax purposes, provide for CannBioRex to be party to certain other provisions of the agreement and to provide for the timing of certain cash bonuses due under the terms of the agreement.

Prof. Nanchahal is a surgeon scientist focusing on defining the molecular mechanisms of common diseases and translating his findings through to early phase clinical trials. He undertook his Ph.D., funded by the U.K. Medical Research Council, whilst a medical student in London and led a lab group funded by external grants throughout his surgical training. After completing fellowships in microsurgery and hand surgery in the USA and Australia, he was appointed as a senior lecturer at Imperial College. His research is focused on promoting tissue regeneration by targeting endogenous stem cells and reducing fibrosis. In 2013, his group identified anti-tumor necrosis factor (TNF) as a therapeutic target for Dupuytren’s disease, a common fibrotic condition of the hand. He is currently leading a phase 2b clinical trial funded by the Wellcome Trust and Department of Health to assess the efficacy of local administration of anti-TNF in patients with early-stage Dupuytren’s disease. He is a proponent of evidence-based medicine and was the only plastic surgery member of the NICE Guidance Development Groups on complex and non-complex fractures. He was a member of the group that wrote the Standards for the Management of Open Fractures published in 2020. This is an open-source publication to facilitate the care of patients with these severe injuries.

Pursuant to the Consulting Agreement, Prof. Nanchahal agreed, during the term of the agreement, to serve as a consultant to the Company and provide such services as the Chief Executive Officer and/or the Board of Directors of the Company shall request from time to time, including but not be limited to: (1) conducting clinical trials in the fields of Dupuytren’s disease, frozen shoulder and post-operative delirium/cognitive decline; and (2) conducting laboratory research in other fibrotic disorders, including fibrosis of the liver and lung (collectively, the “Services”).

In consideration for providing the Services, the Company (through CannBioRex Pharma Limited) agreed to pay Prof. Nanchahal 15,000 British Pounds (GBP) per month (approximately $20,800) during the term of the agreement, increasing to GBP 23,000 (approximately $32,000) on the date (a) of publication of the data from the phase 2b clinical trial for Dupuytren’s disease (RIDD) and (b) the date that the Company has successfully raised over $15 million in capital. The fee will increase annually thereafter to reflect progression in other clinical trials and laboratory research as approved by the Board of Directors. The Company also agreed to pay Prof. Nanchahal a bonus (“Bonus 1”) in the sum of GBP 100,000 upon submission of the Dupuytren’s disease clinical trial data for publication in a peer-reviewed journal. In addition, for prior work performed, including completion of the recruitment to the RIDD (Dupuytren’s) trial, the Company agreed to pay Prof. Nanchahal GBP 434,673 (approximately $596,545)(“Bonus 2”). At the election of Prof. Nanchahal, Bonus 2 could be paid at least 50% (fifty percent) or more, as Prof. Nanchahal elected, in shares of the Company’s common stock, at a share price of $3.00 per share, or the share price on the date of the grant, whichever is lower, with the remainder paid in GBP. Bonus 2 was deemed earned and payable upon the Company raising a minimum of $15 million in additional funding, through the sale of debt or equity, after December 1, 2020 (the “Vesting Date”) and was not to be accrued, due or payable prior to such Vesting Date (which funding was raised on August 23, 2021). Finally, Prof. Nanchahal shall receive another one-time bonus (“Bonus 3”) of GBP 5,000 (approximately $7,000) on enrollment of the first patient to the phase 2 frozen shoulder trial, and another one-time bonus (“Bonus 4”) of GBP 5,000 (approximately $7,000) for enrollment of the first patient to the phase 2 delirium/POCD trial.

Effective March 30, 2021, in satisfaction of amounts owed to Prof. Nanchahal for 50% of Bonus 2, the Company issued 100,699 shares of the Company’s common stock to Prof. Nanchahal. Additionally, on April 15, 2021, in satisfaction of amounts owed to Prof. Nanchahal for an additional 19% of Bonus 2, the Company issued 37,715 of the Company’s common stock to Prof. Nanchahal. Both issuances were made under the Company’s 2020 Omnibus Incentive Plan.

On August 23, 2021, at the request of Prof. Nanchahal, the Company agreed to issue Prof. Nanchahal 61,535 shares of common stock in consideration for the remaining 31% (or 134,748.63 GBP, or $184,605.62) of Bonus 2 (the “Nanchahal Shares”), based on a $3.00 per share price, which shares were issued on August 23, 2021. The shares will be issued under the Company’s 2020 Omnibus Incentive Plan.

Notwithstanding the above, the Board of Directors or Compensation Committee of the Company may grant Prof. Nanchahal additional bonuses from time to time in their discretion, in cash, stock or options.

The Consulting Agreement has an initial term of three years, and renews thereafter for additional three-year terms, until terminated as provided in the agreement. The Consulting Agreement can be terminated by either party with 12 months prior written notice (provided the Company’s right to terminate the agreement may only be exercised if Prof. Nanchahal fails to perform his required duties under the Consulting Agreement), or by the Company immediately if (a) Prof. Nanchahal fails or neglects efficiently and diligently to perform the Services or is guilty of any breach of its or his obligations under the agreement (including any consent granted under it); (b) Prof. Nanchahal is guilty of any fraud or dishonesty or acts in a manner (whether in the performance of the Services or otherwise) which, in the reasonable opinion of the Company, has brought or is likely to bring Prof. Nanchahal, the Company or any of its affiliates into disrepute or is convicted of an arrestable offence (other than a road traffic offence for which a non-custodial penalty is imposed); or (c) Prof. Nanchahal becomes bankrupt or makes any arrangement or composition with his creditors. If the Consulting Agreement is terminated by the Company for any reason other than cause, Prof. Nanchahal is entitled to a lump sum payment of 12 months of his fee as at the date of termination.

The Consulting Agreement includes a 12 month non-compete and non-solicitation obligation of Prof. Nanchahal, preventing him from competing against the Company in any part of any country in which he was actively engaged in the Company’s business, subject to certain exceptions, including research conducted at the University of Oxford. The Consulting Agreement also includes customary confidentiality and assignment of inventions provisions, in each case subject to the Company’s previously existing agreements with various universities, including the University of Oxford, where Prof. Nanchahal serves as a Professor of Hand, Plastic and Reconstructive Surgery.

Salary Increases and Temporary Salary and Compensation Accruals

Effective on April 27, 2022, the Company (directly or through an indirectly wholly-owned subsidiary of the Company) entered into (a) a First Amendment to Amended and Restated Employment Agreement with Dr. Woody (the “First Woody Amendment”); (b) a First Amendment to Employment Agreement with Mr. Vu (the “First Vu Amendment”); (c) a First Amendment to Employment Agreement with Dr. Rothbard (“First Rothbard Amendment”); (d) a First Amendment to Employment Agreement with Prof. Sir Feldmann (the “First Feldmann Amendment”); (e) a First Amendment to Consulting Agreement with Prof. Steinman (the “First Steinman Amendment”); and (f) a Second Amendment to Consulting Agreement with Prof. Nanchahal (the “Second Nanchahal Amendment”), which each amended the agreements currently in place with such individuals as discussed above.

Pursuant to the First Woody Amendment, First Vu Amendment and First Rothbard Amendment, each of Dr. Woody, Mr. Vu and Dr. Rothbard, agreed that effective January 1, 2022, their base salaries of $450,000, $390,000 and $375,000, respectively (their “Base Salaries”) (as provided for in their employment agreements) were amended to increase such amounts by 3% (the “Increase in Salary”) and effective March 1, 2022, the their base salaries were reduced by 20% each ($92,700, $80,340 and $96,563, respectively) and that such reduced amounts (the “Accrued Amounts”) shall be accrued until such time as the Board of Directors determines that the Company has sufficient cash on hand to pay such Accrued Amounts, which the Company expects will not be until it has raised a minimum of $15,000,000 (the “Funding Determination Date”); and that $370,800, $321,360, and $289,688 of such base salaries, shall be payable per the payroll practices of the Company in cash by the Company to each of Dr. Woody, Mr. Vu and Dr. Rothbard, respectively, starting effective March 1, 2022 until the Funding Determination Date, and that on the Funding Determination Date, their salaries shall increase to the new base salary taking into account the Increase in Salary (with no accrual) ($463,500, $401,700 and $386,250, respectively) and the Accrued Amounts shall be paid by the Company, provided that in addition, at the discretion of the Board of the Directors, the base salaries on the Funding Determination Date of each executive may be further increased by 2%. Additionally, Mr. Rothbard agreed that any future increases to salary will be determined on an annual basis by the Company’s Board of Directors at the recommendation of the Compensation Committee, and the annual 10% increases provided in his agreement shall be overridden by such future determinations by the Board of Directors.

Pursuant to the First Feldmann Amendment and First Steinman Amendment, Prof. Sir Feldmann and Prof. Steinman agreed effective March 1, 2022, that their salary would be reduced by $225,000 (100%) and $56,250 (25%), respectively, and that such reduced amounts shall be accrued and paid on the Final Determination Date.

Pursuant to the Second Nanchahal Amendment, Prof. Nanchahal agreed that upon acceptance of the data for the phase 2b clinical trial for Dupuytren’s disease for publication (which occurred March 1, 2022, subject to editing and final approvals), his monthly fee was increased to £23,000, provided that £4,000 of such increase shall be accrued and £19,000 per month of such fees shall be payable per the payroll practices of the Company in cash by the Company starting effective March 1, 2022, and until the earlier of (a) November 1, 2022 and (b) the Funding Determination Date, at which time all accrued amounts shall be due.

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2021 and 2020. Our Named Executive Officers include persons who (i) served as our, or 180’s, principal executive officer or acted in a similar capacity during the years ended December 31, 2021 and 2020, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

As noted above, none of the executive officers of KBL prior to the Closing of the Business Combination, including our former Chief Executive Officer, received any cash compensation for their services.

Name and Principal Position	Year	Salary ($)	Bonus ($)			Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation	All Other Compensation ($)(1)		Total ($)
James N. Woody(1)	2021	$448,270	$	(*)		$—		$4,262,492	(a)	$—	$—		$4,710,762
CEO and Director	2020	$175,166		$—		$—		$—		$—	$90,000	(7)	$265,166
Ozan Pamir(2)	2021	$304,355		$30,000	(*)	$—		$548,035	(b)	$—	$—		$882,390
Interim CFO	2020	$187,000		$—		$—		$—		$—	$112,750	(5)(6)	$299,750
Quan Anh Vu(3)	2021	$65,000	$	(*)		$—		$846,573	(c)	$—	$—		$911,573
COO and CBO
Jonathan Rothbard(4)	2021	$372,034	$	(*)		$160,671	(d)	$923,534	(e)	$—	$—		$1,456,239
Chief Scientific Officer	2020	$333,968		$—		$—		$—		$—	$—		$333,968

Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. Option Awards and Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “NOTE 13 — STOCKHOLDERS’ EQUITY” to the audited financial statements included in the 2021 Annual Report. No executive officer serving as a director received any compensation for services on the Board of Directors separate from the compensation paid as an executive for the periods above.

____________

*        The amount of each executive’s 2021 bonuses have not yet been determined by the Compensation Committee and/or the Board of Directors as of the date of this filing, and are therefore not included in the table above. The amount of each executive’s bonuses for fiscal 2021, if any, will be disclosed in a separate filing under Item 5.02(f) of Form 8-K within four days of the date finalized by the Compensation Committee and/or the Board of Directors. Such bonuses may be in the form of cash or equity or a combination of cash and equity.

(1)      Dr. Woody was a consultant of 180 from January 1, 2020 through June 30, 2020 and was paid $90,000 in consultant fees. On August 13, 2020, effective July 1, 2020, Mr. Woody was hired as the Chief Executive Officer of 180, and of our Company, beginning November 6, 2020. Effective November 6, 2020, Dr. Woody and the Company entered into an employment agreement which entitles Dr. Woody to an annual salary of $450,000 and a target bonus of 45%. As of the date of this proxy statement, all of the amounts owed to Dr. Woody have been fully paid.

(2)      On November 9, 2020, Mr. Pamir was hired as the Chief Financial Officer of 180, and, starting November 27, 2020, Interim Chief Financial Officer of our Company. Effective November 9, 2020, Mr. Pamir has a new employment agreement which entitles him to an annual salary of $300,000 and a target bonus of 30%. As of the date of this proxy statement, all of the amounts owed to Mr. Pamir have been fully paid.

(3)      On October 29, 2021, the Board appointed Mr. Quan Anh Vu as Chief Operating Officer/Chief Business Officer (“COO/CBO”) of the Company. On October 27, 2021, and effective on November 1, 2021, the Company entered into an Employment Agreement with Quan Ahn Vu. In consideration for performing services under the agreement, the Company agreed to pay Mr. Vu a starting salary of $390,000 per year. As of the date of this proxy statement, all of the amounts owed to Mr. Vu have been fully paid.

(4)      Dr. Rothbard was the Chief Executive Officer and Chief Scientific Officer of Katexco, and Chief Scientific Officer of our Company following the closing of the Business Combination. As of the Business Combination, Dr. Rothbard has a new employment agreement which entitles him to an annual salary of $375,000 and a target bonus of 50%. As of the date of this proxy statement, all of the amounts owed to Dr. Rothbard have been fully paid via cash and issuance of stock.

(5)      Represents consulting fees paid by CBR Pharma. The consulting agreement has been terminated.

(6)      Based on a U.S. dollar to Canadian dollar exchange rate of 1.3649 on December 31, 2020.

(a)      Represents the value of ten year options to purchase 1,400,000 shares of common stock with an exercise price of $4.43 per share which were granted on February 26, 2021.

(b)      Represents the value of ten year options to purchase 180,000 shares of common stock with an exercise price of $4.43 per share which were granted on February 26, 2021.

(c)      Represents the value of ten year options to purchase 275,000 shares of common stock with an exercise price of $3.95 per share which were granted on December 8, 2021.

(d)      Represents the value of ten year options to purchase 300,000 shares of common stock with an exercise price of $3.95 per share which were granted on December, 2021.

(e)      Represents the value of 24,307 shares of common stock issued to Dr. Rothbard in consideration for services rendered to the Company as Chief Scientific Officer.

Bonuses

No bonuses were paid to the officers named in the table above, whether by 180 prior to the Closing of the Business Combination or by our Company following the Closing of the Business Combination, during the fiscal years ended December 31, 2021 or 2020, except as disclosed in the table above.

Outstanding Equity Awards at Fiscal Year End

Name	Option awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
James N. Woody	560,000	840,000	(1)	$4.43	2/26/2031
Ozan Pamir	72,000	108,000	(1)	$4.43	2/26/2031
Quan Anh Vu	11,458	263,542	(2)	$3.95	12/8/2031
Jonathan Rothbard	106,250	193,750	(3)	$3.95	12/8/2031

____________

(1)      (a) 1/5th of such options vesting on the grant date (February 26, 2021); and (b) 4/5ths of such options vesting ratably on a monthly basis over the following 36 months on the last day of each calendar month.

(2)      The options vest in 48 equal monthly installments, beginning on the last day of November 2021, and continuing on the last day of each calendar month thereafter, subject to the Reporting Person’s continued service to the Company on such vesting dates.

(3)      The options vest at the rate of 1/3rd of such options at the date of grant (December 8, 2021) with the remaining options vesting at the rate of 24 equal monthly installments, beginning on the last day of December 31, 2021, and continuing on the last day of each calendar month thereafter, subject to the Reporting Person’s continued service to the Company on such vesting dates.

There were no outstanding unvested stock awards as of December 31, 2021.

Potential Payments Upon Termination

Pursuant to the employment agreements for Dr. Woody, Dr. Rothbard, Mr. Pamir and Mr. Vu, severance benefits will be paid in the event of a termination without “just cause” (as defined in such agreements). Dr. Woody, in the event of such termination, is entitled to severance payments in the form of continued base salary, for the lesser of eighteen (18) months or the then remaining term of the agreement, (ii) payment of any accrued and unpaid annual bonus for any year preceding the year in which the employment terminates; (iii) payment of a pro rata annual bonus for the year in which the employment terminates calculated by multiplying the target bonus amount by a fraction, the numerator of which is the number of calendar days elapsed in the year as of the effective date of termination of employment and the denominator of which is 365; and (iv) payment by the Company of Dr. Woody’s monthly health insurance premiums. For Dr. Rothbard, in the event of such termination during his first year, Dr. Rothbard would be entitled to his then base salary for a period of 36 months, during his second year, Dr Rothbard would be entitled to his then base salary for a period of 24 months, and 12 months if the termination happens in the third year of Dr. Rothbard’s employment or thereafter; (ii) payment of any accrued and unpaid annual bonus for any year preceding the year in which the employment terminates; (iii) payment of a pro rata annual bonus for the year in which the employment terminates calculated by multiplying the target bonus amount by a fraction, the numerator of which is the number of calendar days elapsed in the year as of the effective date of termination of employment and the denominator of which is 365; and (iv) payment by the Company of monthly health insurance premiums. For Mr. Pamir, in the event of such termination, he would be entitled to an amount equal to his then current base salary for a period of (3) months. For Mr. Vu, in the event of such termination, he would be due 12 months of base salary (pro-rated if termination occurs during the first year of the agreement), any accrued annual bonus, the pro rata amount of the next year’s bonus, and monthly health insurance payments for the period that Mr. Vu is eligible to receive severance payments.

Director Compensation

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended December 31, 2021:

Name	Fees earned or paid in cash ($)	Stock awards ($)(3)		Option Awards ($)(3)		All other compensation ($)	Total ($)
Lawrence Steinman(1)	$112,619	$149,290	(a)	$76,961	(e)	$—	$338,870
Sir Marc Feldmann, Ph.D., M.D.(4)	$152,583	$160,084	(b)	$76,961	(e)	$—	$389,628
Larry Gold, Ph.D.(2)(3)	$49,375	$46,662	(c)	$300,052	(f)	$—	$396,089
Donald A. McGovern, Jr.(2)(3)	$55,625	$49,022	(d)	$300,052	(f)	$—	$404,699
Russell T. Ray, MBA	$14,375	$—		$395,068	(g)	$—	$409,443
Teresa DeLuca, M.D., MBA	$27,500	$—		$395,068	(g)	$—	$422,568
Francis Knuettel II, MBA	$27,500	$—		$395,068	(g)	$—	$422,568
Pamela G. Marrone, Ph.D.	$22,500	$—		$395,068	(g)	$—	$417,568

____________

*        The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)      A total of $50,119 of this amount was paid pursuant to a May 2018 consulting agreement with CannBioRex, discussed in greater detail above under “Executive and Director Compensation — Executive Compensation — Compensation of Officers by 180 Life Sciences Corp. following the Closing of the Business Combination — General — Employment Agreements — Consultancy Agreement with Prof. Lawrence Steinman”.

(2)      On December 3, 2020, we granted to each of Dr. Gold and Mr. McGovern options to purchase up to 25,000 shares of our common stock at an exercise price of $2.49 per share. The options vest in equal monthly instalments over the 12 months after the grant date, subject to such director’s continued service to our company on such vesting dates.

(3)      Represents the aggregate grant date fair value of the award computed in accordance with the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the awards reported in this column are set forth in our consolidated financial statements included in this prospectus. As of December 31, 2021, the aggregate number of option awards outstanding held by each non-executive director (including vested and unvested awards) serving on that date was as follows: Lawrence Steinman — 25,000; Sir Marc Feldmann — 25,000; Larry Gold — 85,000; Donald A. McGovern, Jr. — 85,000; Russell T. Ray — 79,000; Teresa DeLuca — 79,000; Francis Knuettel II — 79,000; and Pamela G. Marrone — 79,000. None of the non-executive directors held any unvested stock awards as of December 31, 2021.

(4)      Based on a GBP to USD exchange rate of 1.38. Amounts paid were for services rendered as the Chairman, CEO and Executive Director of CannBioRex, pursuant to the June 2018 Service Agreement, discussed in greater detail above under “Executive and Director Compensation — Executive Compensation — Compensation of Officers by 180 Life Sciences Corp. following the Closing of the Business Combination — General — Employment Agreements — Service Agreement with Prof. Sir Marc Feldmann”.

(a)      Represents the value of 27,801 shares of common stock issued in consideration for services rendered.

(b)      Represents the value of 26,446 shares of common stock issued in consideration for services rendered.

(c)      Represents the value of 6,710 shares of common stock issued in consideration for services rendered.

(d)      Represents the value of 7,628 shares of common stock issued in consideration for services rendered.

(e)      Represents the value of ten year options to purchase 25,000 shares of common stock with an exercise price of $3.95 per share which were granted on December 8, 2021.

(f)      Represents the value of ten year options to purchase 60,000 shares of common stock with an exercise price of $7.56 per share which were granted on August 4, 2021.

(g)      Represents the value of ten year options to purchase 79,000 shares of common stock with an exercise price of $7.56 per share which were granted on August 4, 2021.

In connection with each of Mr. Ray’s, Dr. DeLuca’s, Mr. Knuettel’s and Dr. Marrone’s appointment to the Board, such persons entered into offer letters with the Company, dated on or around May 21, 2021 (collectively, the “Offer Letters”). The Offer Letters set forth the compensation that Mr. Ray, Dr. DeLuca, Mr. Knuettel and Dr. Marrone are entitled to receive, including a grant of options to purchase $425,000 of value of shares of the Company’s common stock (value per share and number of shares determined by the Black-Scholes calculation on the date of grant)(i.e., options to purchase 79,000 shares of common stock)(the “Initial Option Grant”), which have been granted to date, and which will vest as to 1/48 of the balance of the option shares upon each month of service after the date of grant and have an exercise price per share equal to the closing sales price of a share of common stock on the grant date.

Board of Director Fees

The current policy of the Board is to pay each independent Board Member, in addition to equity compensation as may be approved from time to time by the Board and/or Compensation Committee, $40,000 per compensation year as an annual retainer fee payable to each member of the Board, plus additional committee fees of $5,000 for each member of the Compensation Committee or Nomination and Corporate Governance Committee, and $7,500 for each member of the Audit Committee or Risk Committee; $10,000 for the Chairperson of the Compensation Committee and the Nomination and Corporate Governance Committee and $15,000 for the Chairperson of the Audit Committee and of the Risk Committee. Additionally, the Lead Director (currently Mr. McGovern) is to receive an additional equity grant each year valued at $30,000. For independent directors, cash fees are earned and paid one quarter in arrears. The Board also currently grants each new independent director an option to purchase 100,000 shares of common stock, at the exercise price equal to the fair market value on the date of grant as calculated pursuant to the Plan, and such options vesting in equal monthly installments over the 48 months after the grant date, subject to the holder’s continued service to the Company on such vesting dates. Due to limitations on the amount of compensation that can be paid to directors in a compensation year, as defined, new independent directors in 2021 were issued an option to purchase 79,000 shares of common stock (as disclosed above) and it is anticipated that they will be issued in 2022 an option to purchase the remaining 21,000 shares of common stock of the new independent director grant. In addition, it is anticipated that Dr. Gold and Mr. McGovern will be issued an option to purchase 15,000 shares of common stock in 2022 representing the remaining balance of their initial new independent director grant. The Board has not yet initiated a recurring yearly equity compensation grant for independent directors and does not anticipate such a grant for calendar 2022.

The following is a summary of compensation awards made to officers and directors since January 1, 2021:

In February 2021, in consideration for services rendered, the Company granted Dr. James N. Woody, the Company’s Chief Executive Officer, options to purchase 1,400,000 shares of the Company’s common stock with an exercise price of $4.43 per share and Mr. Ozan Pamir, the Company’s Interim Chief Financial Officer, options to purchase 180,000 shares of the Company’s common stock with an exercise price of $4.43 per share.

In March 2021, we issued 2,503 restricted shares of common stock for director fees due to Donald A. McGovern, Jr., our lead independent director, in consideration for services rendered; and 2,101 restricted shares of common stock for director fees due to Larry Gold, an independent director, in consideration for services rendered.

Effective on August 4, 2021 (prior to market open), the Board of Directors approved (a) the grant of options to purchase 60,000 shares of common stock with an exercise price of $7.56 per share (the closing sales price of the Company’s common stock on August 3, 2021), and a term of 10 years, which vest at the rate of 1/48th of such options per month, beginning on August 31, 2021, contingent on each holder’s continued service on the Board of Directors, to each of Donald A. McGovern, Jr. and Larry Gold, each independent members of the Board of Directors who have served on the Board of Directors since the November 2020 closing of the Business Combination, in consideration for services to be rendered to the Board of Directors; (b) the grant of options to purchase 79,000 shares of common stock with an exercise price of $7.56 per share (the closing sales price of the Company’s common stock on August 3, 2021), and a term of 10 years, which vest at the rate of 1/48th of such options per month, beginning on August 31, 2021, contingent on each holder’s continued service on the Board of Directors, to each of Russell T. Ray, Teresa DeLuca,

Pamela Marrone, and Francis Knuettel II, each independent members of the Board of Directors who were appointed as directors in July 2021, in consideration for services to be rendered to the Board of Directors; and (c) 5,135 shares of common stock to Mr. McGovern and 4,629 shares of common stock to Dr. Gold, in lieu of accrued cash fees, each in consideration for services rendered to the Board of Directors for the quarters ended March 31, 2021 and June 30, 2021.

Effective on December 8, 2021, the Board approved the grant to:

(a)     Mr. Quan Anh Vu, the newly appointed Chief Operating Officer/Chief Business Officer of the Company, of Incentive Stock Options (ISO)(provided that to the extent the total amount of such options vesting in one year, together with any other options held by Mr. Vu exceed, $100,000, such options shall be non-qualified stock options (NQSO)(the “$100,000 Limit”)), to purchase 275,000 shares of common stock of the Company, vesting in 48 equal monthly installments, beginning on the last day of November 2021, and continuing on the last day of each calendar month thereafter, subject to Mr. Vu’s continued service to the Company, and subject to accelerated vesting upon Mr. Vu’s death or disability, termination without cause or a termination by Mr. Vu for good reason, or a change of control or sale of the Company, the anticipated grant of which were previously disclosed by the Company;

(b)    Mr. Jonathan Rothbard, the Company’s Chief Science Officer, ISOs to purchase 300,000 shares of common stock of the Company (subject to the $100,000 Limit), vesting 1/3rd of such options at the date of grant and vesting the remaining options at the rate of 24 equal monthly installments, beginning on the last day of December 31, 2021, and continuing on the last day of each calendar month thereafter, subject to Mr. Rothbard’s continued service to the Company, and subject to accelerated vesting upon Mr. Rothbard’s death or disability, termination without cause or a termination by Mr. Rothbard’s for good reason, or a change of control or sale of the Company; and

(c)     Dr. Lawrence Steinman and Sir Marc Feldmann, the Company’s Executive Co-Chairmans, NQSOs to purchase 25,000 shares of common stock each, vesting immediately on the date of grant.

All of the options described above had a term of 10 years, and had an exercise price equal to $3.95 per share, the closing sales price of the Company’s common stock on the date of grant.

Also on December 8, 2021, the Company agreed to issue Sir Marc Feldmann an aggregate of 5,536 shares of common stock in consideration for $43,470 in accrued compensation for services to the Board, 50% of which is $21,870 of net pay. Such shares were issued pursuant to the Plan and valued at $3.95 per share, the closing sales price on the date of grant.

All of the securities described above were issued under and pursuant to the Company’s 2020 Omnibus Incentive Plan.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2021, with respect to our compensation plans under which common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by stockholders(1)	2,691,000	$4.79	698,608
Equity compensation plans not approved by stockholders(2)	63,658	$5.28	—
Total	2,754,658		698,608

____________

(1)      Options granted and awards available for future issuance under the 2020 OIP, discussed below.

(2)      This relates to five-year warrants granted on March 12, 2021, for the purchase of 63,658 shares of the Company’s common stock at an exercise price of $5.28 held by Alliance Global Partners (“AGP”).

2020 Omnibus Incentive Plan

We have reserved 3,718,140 shares of our common stock for grant under our 2020 Omnibus Incentive Plan (“2020 OIP”), of which 689,608 shares are available for future awards as of the date of this proxy statement.

The purpose of the 2020 OIP is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Awards under the 2020 OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive and Director Compensation”, beginning on page 30, respectively, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

360 Life Sciences Corp. Agreement — Related Party (Acquisition of ReFormation Pharmaceuticals Corp.)

On July 1, 2020, the Company entered into an amended agreement with ReFormation Pharmaceuticals, Corp. (“ReFormation”) and 360 Life Sciences Corp. (“360”), whereby 360 has entered into an agreement to acquire 100% ownership of ReFormation, on or before July 31, 2020 (“Closing Date”). The Company used to share a director with each of ReFormation and 360. On March 25, 2022, our director resigned from serving on the Board of 360 and he had previously resigned from serving on the Board of Reformation. Upon the Closing Date, 360 agreed to make tranche payments in tranches to 180 LP in the aggregate amount of $300,000. The parties agreed that the obligations will be paid by 360 to 180 LP by payments of $100,000 for every $1,000,000 raised through the financing activities of 360, up to a total of $300,000, however, not less than 10% of all net financing proceeds received by 360 shall be put towards the obligation to the Company until paid in full. This transaction closed on July 31, 2020.

On February 26, 2019, 180 LP entered into a one-year agreement (the “Pharmaceutical Agreement”) with ReFormation, a related party that shares directors and officers of 180 LP, pursuant to which the ReFormation agreed to pay 180 LP $1.2 million for rights of first negotiation to provide for an acquisition of any arising intellectual property or an exclusive licensing, partnering, or collaboration transaction to use any arising intellectual property with respect to a contemplated research agreement between the Company and Oxford (see Oxford University Agreements, above), which was signed on March 22, 2019 and therefore is the start date of the project. Of the $1.2 million receivable from Reformation pursuant to the Pharmaceutical Agreement, $0.9 million was received by the Company on March 14, 2019 and the remaining $0.3 million was expected to be received over the one-year term of the agreement.

180 LP is recognizing the income earned in connection with the Pharmaceutical Agreement on a straight-line basis over the term of the agreement. During the years ended December 31, 2021 and 2020, 180 LP recognized $0 and $240,000, respectively, of income related to the Pharmaceutical Agreement, which is included in other income in the accompanying consolidated statement of operations and other comprehensive income loss. As of December 31, 2021, the Company charged the $300,000 receivable to bad debt expense.

Notice of Acceleration

On December 29, 2020, we received notice from Marlene Krauss, M.D., the former Chief Executive Officer and director of KBL, alleging the occurrence of an event of default of the terms of a certain promissory note in the amount of $371,178, dated March 15, 2019, evidencing amounts owed by the Company to KBL IV Sponsor LLC (of which Dr. Krauss serves as sole managing member), for failure to repay such note within five days of the release of funds from escrow in connection with the terms of a purchase agreement. Dr. Krauss has declared the entire amount of the note to be immediately due and payable. The note, pursuant to its terms, accrues damages of $2,000 per day until paid in full (subject to a maximum amount of damages equal to the principal amount of the note upon the occurrence of the event of default thereunder). There are continuing disputes regarding amounts that may be due to Dr. Krauss under the note.

Inflammation consultancy Agreements with each of Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal

See “Inflammation consultancy Agreements with each of Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal” under “Description of Material Consulting Agreements”, under “Executive and Director Compensation”, above.

Service Agreement with Prof. Sir Marc Feldmann

See “Service Agreement with Prof. Sir Marc Feldmann” under “Description of Material Consulting Agreements”, under “Executive and Director Compensation”, above.

Prof. Jagdeep Nanchahal Consulting Agreement

See “Prof. Jagdeep Nanchahal Consulting Agreement” under “Description of Material Consulting Agreements”, under “Executive and Director Compensation”, above.

During the year ended December 31, 2021, we incurred research and development expenses — related parties of $2,947,536 compared to $75,633 incurred for the year ended December 31, 2020, representing an increase of 2,871,903 or 3,797%. The increase includes related party consultation fees paid to Jagdeep Nanchahal for his research in the Phase 2b clinical trial for Dupuytren’s Contracture (RIDD) totaling $800,000 and stock compensation expense paid to Mr. Nanchahal of approximately $1,400,000 and an additional overall increase in stock compensation expense of approximately $700,000.

Prof. Lawrence Steinman Consultancy Agreement and Consulting Agreement

See “Consultancy Agreement with Prof. Lawrence Steinman” and “Consulting Agreement with Prof. Lawrence Steinman under “Description of Material Consulting Agreements”, under “Executive and Director Compensation”, above.

Exchanges of Related Party Loans and Convertible Notes

On September 30, 2021, Dr. Lawrence Steinman and Sir Marc Feldmann, Ph.D., each of whom serve as Co-Executive Chairmen of the Company’s Board of Directors, agreed with the Company to convert amounts owed under outstanding loans with an aggregate principal balance of $693,371 and an aggregate accrued interest balance of $157,741 into an aggregate of 141,852 shares of the Company’s common stock at the conversion price of $6.00 per share, pursuant to the terms of the agreement, which conversion rate was above the closing consolidated bid price of the Company’s common stock on the date the binding agreement was entered into.

Notes and Debt Conversion Agreement

In November 2020, 63,269 restricted shares of common stock were issued to insiders (Sir Marc Feldmann and Dr. Lawrence Steinman) as a result of conversion of $239,320 of convertible debt.

On February 10, 2021, the Company entered into amended loan agreements to modify the terms of certain loan agreements in the aggregate principal amount of $432,699, previously entered into with Sir Marc Feldmann and Dr. Lawrence Steinman, the Co-Executive Chairmen of the Board of Directors. The loan agreements were extended and modified to be paid back at the Company’s discretion, either by 1) repayment in cash, or 2) by converting the outstanding amounts into shares of common stock at the same price per share as the next financing transaction. Subsequently, on February 25, 2021, and effective as of the date of the original February 10, 2021 amendments, the Company determined that such amendments were entered into in error and each of Prof. Sir Feldmann and Dr. Steinman rescinded such February 10, 2021 amendments pursuant to their entry into Confirmations of Rescission acknowledgements. On April 12, 2021, the Company entered into amended loan agreements with each of Prof. Sir Feldmann and Dr. Steinman, which extended the date of all of their outstanding loan agreements to September 30, 2021. On September 30, 2021, we entered into a Debt Conversion Agreement with Dr. Steinman and Prof. Sir Feldmann, pursuant to which: (x) we and Dr. Steinman agreed to convert an aggregate of $31,297 owed by us to Dr. Steinman into an aggregate of 5,216 shares of our common stock; and (y) we and Dr. Feldmann agreed to convert an aggregate of $819,818 owed by us to Dr. Feldmann into an aggregate of 136,636 shares of our common stock. Pursuant to the Debt Conversion Agreement, each of Dr. Steinman and Prof. Sir Feldmann agreed that the shares of common stock issuable in connection therewith were in full and complete satisfaction of amounts owed to such persons.

As of December 31, 2021, a total of $81,277 of related party loans were outstanding.

Registration Rights

The holders of the founder shares and private placement units (and their component securities) and their permitted transferees are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering (“IPO”). The holders of these securities and their permitted transferees are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders and their permitted transferees have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, the underwriters may not exercise their demand and “piggyback” registration rights after five (5) and seven (7) years after the effective date of the registration statement relating to our IPO and may not exercise their demand rights on more than one occasion. Further, the holders and their permitted transferees have certain “piggy-back” registration rights regarding the shares of our common stock issuable upon the conversion of a promissory note with respect to the registration statement(s) that we may file pursuant to the Registration Rights Agreement that we entered into in connection with the June 2020 offering. We satisfied the foregoing registration rights through the filing of a Registration Statement on Form S-1 (No. 333-248539), which registration statement was declared effective on November 2, 2020; provided, however, that such registration statement became stale and an updated registration went effective on August 24, 2021. The Company has an obligation to register shares held by KBL IV Sponsor LLC which shares have not been registered.

Action Against Former Executive of KBL

On September 1, 2021, the Company initiated legal action in the Chancery Court of Delaware against Dr. Marlene Krauss (“Dr. Krauss”) and two of her affiliated companies, KBL IV Sponsor, LLC (“KBL”) and KBL Healthcare Management, Inc. (collectively, the “KBL Affiliates”) for, among other things, non-disclosure of certain financial liabilities in the original KBL June 30, 2020 and September 30, 2020 Quarterly Reports on Form 10-Q. The Company is seeking damages resulting from discrepancies in the financial statements of KBL, unauthorized monetary transfers by Dr. Krauss, and inappropriate redemption of the shares associated with KBL. There can be no assurance that the Company will be successful in its legal actions. As of December 31, 2021, the Company recorded a legal accrual of $250,000 to cover the legal expenses of the former executives of KBL.

On October 5, 2021, Dr. Krauss and the KBL Affiliates filed an Answer, Counterclaims and Third-Party Complaint (the “Krauss Counterclaims”) against the Company and twelve individuals who are, or were, directors and/or officers of the Company, i.e., Marc Feldmann, Lawrence Steinman, James N. Woody, Teresa DeLuca, Frank Knuettel II, Pamela Marrone, Lawrence Gold, Donald A. McGovern, Jr., Russell T. Ray, Richard W. Barker, Shoshana Shendelman and Ozan Pamir (collectively, the “Third-Party Defendants”). On October 27, 2021, the Company and Ozan Pamir filed an Answer to the Krauss Counterclaims, and all of the other Third-Party Defendants filed a Motion to Dismiss as to the Third-Party Complaint.

On January 28, 2022, in lieu of filing an opposition to the Motion to Dismiss, Dr. Krauss and her affiliate companies filed a Motion for leave to file amended counterclaims and third-party complaint, and to dismiss six of the current and former directors previously named, i.e., to dismiss Teresa DeLuca, Frank Knuettel II, Pamela Marrone, Russell T. Ray, Richard W. Barker and Shoshana Shendelman. The Motion was granted by stipulation and, on February 24, 2022, Dr. Krauss filed an amended Answer, Counterclaims and Third-Party Complaint (the “Amended Counterclaims”). In essence, the Amended Counterclaims allege (a) that the Company and the remaining Third-Party Defendants breached fiduciary duties to Dr. Krauss by making alleged misstatements against Dr. Krauss in SEC filings and failing to register her shares in the Company so that they could be traded, and (b) the Company breached contracts between the Company and Dr. Krauss for registration of such shares, and also failed to pay to Dr. Krauss the amounts alleged to be owing under a promissory note in the principal amount of $371,178, plus an additional $300,000 under Dr. Krauss’ resignation agreement. The Amended Counterclaims seek unspecified amounts of monetary damages, declaratory relief, equitable and injunctive relief, and attorney’s fees and costs.

On March 16, 2022, Donald A. McGovern, Jr. and Lawrence Gold filed a Motion to Dismiss the Amended Counterclaims against them, and the Company and the remaining Third-Party Defendants filed an Answer to the Amended Counterclaims denying the same. The Company and the Third-Party Defendants intend to continue to vigorously defend against all of the Amended Counterclaims, however, there can be no assurance that they will be successful in the legal defense of such Amended Counterclaims. In April 2022, Donald A. McGovern, Jr. and Lawrence Gold were removed from the lawsuit as parties.

Action Against the Company by Dr. Krauss

On August 19, 2021, Dr. Krauss initiated legal action in the Chancery Court of Delaware against the Company. The original Complaint sought expedited relief and made the following two claims: (1) it alleged that the Company is obligated to advance expenses including, attorney’s fees, to Dr. Krauss for the costs of defending against the SEC and certain Subpoenas served by the SEC on Dr. Krauss; and (2) it alleged that the Company is also required to reimburse

Dr. Krauss for the costs of bringing this lawsuit against the Company. On or about September 3, 2021, Dr. Krauss filed an Amended and Supplemental Complaint (the “Amended Complaint”) in this action, which added the further claims that Dr. Krauss is also allegedly entitled to advancement by the Company of her expenses, including attorney’s fees, for the costs of defending against the Third-Party Complaint in the Tyche action referenced below, and the costs of defending against the Company’s own Complaint against Dr. Krauss as described above. On or about September 23, 2021, the Company filed its Answer to the Amended Complaint in which the Company denied each of Dr. Krauss’ claims and further raised numerous affirmative defenses with respect thereto.

On November 15, 2021, Dr. Krauss filed a Motion for Summary Adjudication as to certain of the issues in the case, which was opposed by the Company. A hearing on such Motion was held on December 7, 2021, and, on March 7, 2022, the Court issued a decision in the matter denying the Motion for Summary Adjudication in part and granting it in part. The Court then issued an Order implementing such a decision on March 29, 2022. The parties are now engaging in proceedings set forth in that implementing Order. The Court granted Dr. Krauss’s request for advancement of certain legal fees and the Company is required to pay a portion of those fees while it objects to the remaining portion of the fees. The Company is seeking payment for a substantial portion of such amounts from its director and officers insurance policy, of which no assurance can be provided that the directors and officers insurance policy will cover such amounts.

Action Against Tyche Capital LLC

This is a litigation case which the Company commenced and filed against defendant Tyche Capital LLC (“Tyche”)(which entity is affiliated with Ronald Bauer, a greater than 5% stockholder of the Company due to his status as the sole member and manager of Tyche) in the Supreme Court of New York, in the County of New York, on April 15, 2021. In its Complaint, the Company alleged claims against Tyche arising out of Tyche’s breach of its written contractual obligations to the Company as set forth in a “Guarantee And Commitment Agreement” dated July 25, 2019, and a “Term Sheet For KBL Business Combination With CannBioRex” dated April 10, 2019 (collectively, the “Subject Guarantee”). The Company alleges in its Complaint that, notwithstanding demand having been made on Tyche to perform its obligations under the Subject Guarantee, Tyche has failed and refused to do so, and is currently in debt to the Company for such failure in the $6,776,686, together with interest accruing thereon at the rate set forth in the Subject Guarantee.

On or about May 17, 2021, Tyche responded to the Company’s Complaint by filing an Answer and Counterclaims against the Company alleging that it was the Company, rather than Tyche, that had breached the Subject Guarantee. Tyche also filed a Third-Party Complaint against six third-party defendants, including three members of the Company’s management, Sir Marc Feldmann, Dr. James Woody, and Ozan Pamir (collectively, the “Individual Company Defendants”), claiming that they allegedly breached fiduciary duties to Tyche with regards to the Subject Guarantee. In that regard, on June 25, 2021, each of the Individual Company Defendants filed a Motion to Dismiss Tyche’s Third-Party Complaint against them.

On November 23, 2021, the Court granted the Company’s request to issue an Order of attachment against all of Tyche’s shares of the Company’s stock that had been held in escrow (1,406,250 shares of common stock). In so doing, the Court found that the Company had demonstrated a likelihood of success on the merits of the case based on the fact alleged in the Company’s Complaint.

On February 18, 2022, Tyche filed an Amended Answer, Counterclaims and Third-Party Complaint. On March 22, 2022, the Company and each of the Individual Company Defendants filed a Motion to Dismiss all of Tyche’s claims. The Company and the Individual Company Defendants intend to continue to vigorously defend against all of Tyche’s claims, however, there can be no assurance that they will be successful in the legal defense of such claims.

Action Against Ronald Bauer & Samantha Bauer

The Company and two of its wholly-owned subsidiaries, Katexco Pharmaceuticals Corp. and CannBioRex Pharmaceuticals Corp. (collectively, the “Company Plaintiffs”), initiated legal action against Ronald Bauer (a greater than 5% stockholder of the Company) and Samantha Bauer, as well as two of their companies, Theseus Capital Ltd. and Astatine Capital Ltd. (collectively, the “Bauer Defendants”), in the Supreme Court of British Columbia on February 25, 2022, 2022. The Company Plaintiffs are seeking damages against the Bauer Defendants for misappropriated funds and stock shares, unauthorized stock sales, and improper travel expenses, in the combined sum of at least $4,395,000 CAD

[$3,460,584 USD] plus the additional sum of $2,721,036 USD. The Company Plaintiffs are currently seeking to effect service of process on each of the Bauer Defendants. Service of process has been effected on the Bauer Defendants, however, their responses are not yet due. There can be no assurance that the Company Plaintiffs will be successful in this legal action.

Related Party Transaction Policy

Our Audit Committee must review and approve any related party transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

•        whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

•        whether there are business reasons for us to enter into the transaction;

•        whether the transaction would impair the independence of an outside director; and

•        whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so, requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and filed publicly, we believe that during the year ended December 31, 2021, that no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report on a timely basis, except that: James N. Woody, our Chief Executive Officer, inadvertently failed to timely disclose one transaction on Form 4, and as a result, one Form 4 was untimely filed; Ozan Pamir, our Interim Chief Financial Officer, inadvertently failed to timely disclose one transaction on Form 4, and as a result, one Form 4 was untimely filed; Lawrence Steinman, our Co-Executive Chairman, inadvertently failed to timely disclose one transaction on Form 4, and as a result, one Form 4 was untimely filed; Sir Marc Feldmann, Ph.D., our Co-Executive Chairman and 10% owner, inadvertently failed to timely disclose two transactions on Form 4, and as a result, two Form 4s were untimely filed.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

Proposal 1
Election of Directors

General

At the annual meeting, five Class II directors are to be elected for a two year term, to hold office until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Sir Marc Feldmann, Ph.D., Larry Gold, Ph.D., Donald A. McGovern, Jr., MBA, Teresa M. DeLuca, M.D., MBA and Pamela G. Marrone, Ph.D., all of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

General Director Qualifications

The Board of Directors believes that each of our director nominees is highly qualified to serve as a member of the Board of Directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

What Vote Is Required To Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock, Class C Special Voting Shares, and Class K Special Voting Shares, together voting in one class, entitled to vote at the annual meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Amended and Restated Bylaws (“Bylaws”), the Board has set the number of directors that shall constitute the Board at nine. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE FIVE NOMINEES.

PROPOSAL 2
ADOPTION OF THE 180 LIFE SCIENCES CORP. 2022 OMNIBUS INCENTIVE PLAN

General

We are asking our stockholders to approve the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (the “OIP”) at the annual meeting. The OIP was approved by our Board on April 26, 2022, subject to approval by our stockholders.

The OIP is intended to be a vital component of our compensation program and the primary equity plan we use to grant equity-based incentive awards to our directors, officers, employees and consultants. Our Board believes that granting equity awards under the OIP will serve to align the interests of the key service providers of the Company and its subsidiaries with the Company’s stockholders, and that it would be in the best interest of the Company and its stockholders to make such grants.

The Company is seeking approval of the OIP because only 689,608 shares of common stock are currently available for future issuance under the 180 Life Sciences Corp. 2020 Omnibus Incentive Plan, and the Board of Directors believes that the availability of shares for future awards is in the best interests of the Company and its stockholders.

The following is a summary of the principal features of the OIP. This summary does not purport to be a complete description of all of the provisions of the OIP. It is qualified in its entirety by reference to the full text of the OIP, as proposed to be ratified, which is included as Appendix A to this proxy statement.

Summary of the Material Terms of the OIP

Purpose.    The purpose of the OIP is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration.    The Board of Directors, and unless otherwise determined by our Board, our Compensation Committee of the Board, have the power and authority to administer the OIP (the “Administrator”). The Administrator has the authority to (i) determine the type or types of awards to be granted to each participant; (ii) select the participants to whom awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a participant with respect to any award granted to him or her; (iv) determine the number of awards to be granted and the number of shares to which an award will relate; (v) approve forms of agreement for use under the OIP; (vi) determine the terms and conditions of any awards; (vii) prescribe, amend and rescind rules and regulations relating to the OIP; (viii) determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise or purchase price of an award may be paid in, cash, stock, other awards, or other property, or an award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any award granted under the OIP or waive the forfeiture restrictions or any other restriction or limitation regarding any awards or the shares of stock relating thereto; (x) construe and interpret the terms of the OIP and awards granted pursuant to the OIP; and (xi) make all other decisions and determinations that may be required pursuant to the OIP or as it deems necessary or advisable to administer the OIP.

Eligibility.    Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the OIP. Incentive stock options may be granted under the OIP only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the OIP.

Awards.    Awards under the OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

Shares Subject to the OIP.    Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the OIP is 2,400,000. The 2,400,000 share limit also applies to the total number of incentive stock options which may be awarded pursuant to the terms of the OIP.

If an award granted under the OIP entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the OIP. As a result, the shares available for granting future awards under the OIP will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the OIP in connection with awards previously granted under such OIP will again be available for awards under the OIP as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

Shares issued under the OIP may be authorized but unissued shares or reacquired shares. Any shares covered by an award, or portion of an award, granted under the OIP that is forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of shares, shall again be available for the grant of an award under the OIP.

Award Limitations on Non-Director Awards.    The maximum number of shares subject to awards granted during a single compensation year (that is from one annual meeting of stockholders to the next annual meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes); provided that in the event such non-employee director is first appointed or elected to the Board during such compensation year, and/or in the case that the non-employee director is serving as non-employee chairperson of the Board, such amount shall not exceed $750,000 in total value.

Change in Capitalization or Other Corporate Event.    If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our common stock, the Administrator shall adjust the number of shares of our common stock available for issuance under the OIP, and the number, class and exercise price or base price of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.

Terms and Conditions of Options.    An “incentive stock option” is an option that meets the requirements of Section 422 of the U.S. Internal Revenue Code (the “Code”), and a “non-qualified stock option” is an option that does not meet those requirements. An option granted will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the grant date. In general, the exercise price per share under each option granted under the OIP may not be less than 100% of the fair market value of our common stock on the option grant date, provided that stockholders who own greater than 10% of the Company’s voting stock cannot be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant. For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price for the common stock on the last market trading day prior to the day of determination.

Terms and Conditions of Stock Appreciation Rights.    A “stock appreciation right” (or a “SAR”) is the right to receive payment from the Company in cash and/or shares of common stock equal to the product of (i) the excess, if any, of the fair market value of one (1) share of our common stock on the exercise date over a specified price fixed by the Administrator on the grant date (which price may not be less than the fair market value of a share of our common stock on the grant date), multiplied by (ii) a stated number of shares of common stock. A SAR will be exercisable only to the extent that it is vested on the date of exercise. No SAR may be exercisable more than ten years from the grant date. SARs may be granted to participants in tandem with options or on their own. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted.

Terms and Conditions of Restricted Stock and Restricted Stock Units.    “Restricted stock” is an award of common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A “restricted stock unit” is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon vesting. Subject to the provisions of the OIP, the Administrator will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restriction period for the award, and the restrictions applicable to the award. Restricted stock and restricted stock units will vest based on a minimum period of service or the occurrence of events specified by the Administrator.

Terms and Conditions of Performance Awards.    A “performance award” is a contractual right to receive shares of our common stock or a U.S.-denominated amount of cash which is earned (in whole or in part) based on the achievement of specified performance goals. Vested performance awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Administrator. Performance awards will vest based on the achievement of predetermined performance goals established by the Administrator. Performance goals may be established on a company-wide basis, with respect to one or more business units, divisions, subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance goals may also be subject to such other terms and conditions as the committee may determine appropriate. The committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments and/or such other factors as the committee may determine.

Other Stock-Based Awards.    The Compensation Committee or Board of Directors may make other equity-based or equity-related awards not otherwise described by the terms of the plan.

Dividend Equivalents.    A dividend equivalent is the right to receive payments in cash or in stock, based on dividends with respect to shares of stock. Dividend equivalents may be granted to participants in tandem with another award or on their own, but not in respect of stock options or SARs. In general, dividend equivalents will be paid to participants with respect to an award when the award becomes vested.

Termination of Employment.    All of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company of the participant, whether due to disability, death or under any circumstances may be determined by the Administrator and described in each participant’s award agreement. Unless otherwise set forth in the applicable agreement, the following provisions will apply:

Termination for Cause; Post-Service Competitive Activity.    If a participant’s employment or service terminates for cause or a participant breaches any restrictive covenants (such as a non-competition or non-solicitation agreement) following the participant’s termination of employment or service, all options and SARs, whether vested or unvested, and all other awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of cause or such breach) will be immediately forfeited and canceled. If the participant breaches the restrictive covenants following the termination, any portion of the participant’s awards that became vested after termination, and any shares or cash issued upon exercise or settlement of such awards, will be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of shares issued upon exercise or settlement of such awards.

Termination due to Death.    If a participant’s employment or service terminates by reason of death, all options and SARs (whether or not then otherwise exercisable) will become exercisable in full and may be exercised at any time prior to the earlier of (i) the one-year anniversary of the participant’s death or (ii) the expiration of the term of the options or SARs; provided that any in-the-money options and SARs that are still outstanding on the last day of their term will automatically be exercised on such date, and all other awards will immediately vest in full, and restricted stock units and performance awards that have not been settled or converted into shares prior to the participant’s death will immediately be settled in shares. Performance awards will vest and be paid based on target levels of performance.

Termination due to Disability.    If a participant’s employment or service terminates by reason of disability, the participant will be treated as though the participant continued in the employ or service of the Company and all unvested awards will remain outstanding and vest, or in the case of options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable award agreement. Any options or SARs that are or become exercisable may be exercised at any time prior to the earlier of (i) the fifth anniversary of the participant’s termination for disability or (ii) the expiration of their term.

Involuntary Termination Without Cause.    If a participant’s employment or service is involuntarily terminated without cause, all options and SARs that are unvested will be immediately forfeited and canceled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, all restricted stock or restricted stock units that are unvested will be immediately forfeited and canceled, and provided that the participant signs a general release and waiver of claims in the form provided by the Company and does not exercise any rights to revoke such release, the participant will retain a pro-rated portion of any unvested performance awards granted earlier than one year prior to the termination date, and be earned based on the attainment of the applicable performance goals (and any performance awards that are not so earned will be forfeited and canceled).

Termination for Any Other Reason.    If a participant’s employment or service terminates for any reason other than as set forth above, all options and SARs that are unvested will be immediately forfeited and canceled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, and all other awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled.

Change in Control.    Unless otherwise provided in an award agreement, and other than with respect to certain performance awards (described in the next paragraph), no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the Administrator reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award, or (2) or an equal value of publicly-traded shares or equity interests.

Unless otherwise provided in an award agreement, upon a change in control, then-outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.

Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be canceled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be canceled in exchange for a payment equal to the change in control price, the alternative performance awards will be canceled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be canceled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.

To the extent any portion of the change in control price is payable other than in cash and/or other than at the time of the change in control, the award holders will receive the same value in respect of their awards (less any applicable exercise or base price) as is received by the Company’s stockholders in respect of their shares. To the extent any portion of the change in control price is payable other than at the time of the change in control, the committee will determine the time and form of payment to the award holders consistent with Section 409A of the Code and other applicable laws. Upon a change in control the committee may cancel options and SARs for no consideration if the fair market value of the shares subject to such options or such SARs is less than or equal to their exercise or base price.

Forfeiture, Cancellation or “Clawback” of Awards.    Awards (and gains earned or accrued in connection with awards) will be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee or the Board. Participants will also forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or SARs or the sale of any shares of stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the stock is listed or quoted. Awards are also subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the participants or any such policy adopted to comply with applicable law.

Amendment or Termination of the OIP.    The OIP may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the OIP may (i) except as otherwise expressly provided in the OIP, increase the number of shares subject to the OIP; (ii) modify the class of persons eligible for participation in the OIP or (iii) materially modify the OIP in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the OIP, neither the amendment, suspension nor termination of the OIP shall, without the written consent of the holder of the award, materially adversely alter or impair any rights or obligations under any award theretofore granted. No award may be granted during any period of suspension nor after termination of the OIP, and in no event may any award be granted under the OIP after the expiration of ten years from the effective date of the OIP.

Amendment of an Award.    The Administrator may at any time, and from time to time, amend the terms of any one or more existing award agreements, provided, however, that the rights of a participant under an award agreement may not be materially adversely impaired without the participant’s written consent.

Federal Income Tax Consequences

The Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares, assuming that the shares represent a capital asset in the hands of the employee. An employee makes a Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the employee. If a Section 83(b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income, taxable as compensation, in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the employee for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the employee’s ordinary income as compensation at the time of receipt and subsequent appreciation or depreciation will be recognized as capital gain or loss, assuming that the shares represent a capital asset in the hands of the employee.

Generally, an employee will not recognize any taxable income upon the grant of stock appreciation rights, performance shares, or other stock or cash-based award. At the time the employee receives the payment for the stock appreciation right, performance shares, or other stock or cash-based award, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the OIP.

The exercisability of a stock option or a stock appreciation right, the payment of a performance share or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Reasons for Adoption of the OIP

As of the date of this proxy statement, we have only 698,608 shares eligible for awards under our 2020 OIP.

The reason for the adoption of the OIP is solely to increase the shares available for issuances under our equity incentive plans in order for us to be able to issue additional equity incentive compensation awards for the purpose of attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to employees, directors and consultants, and promoting the success of our business.

We believe that the number of shares available for grants under the OIP, based on current assumptions of management, will be sufficient for anticipated issuances under the OIP through 2025.

Unanimous Recommendation of the Board of Directors; Vote Required

This proposal to approve the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan requires approval by the affirmative vote of a majority of the votes entitled to be cast at the annual meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE 180
LIFE SCIENCES CORP. 2022 OMNIBUS INCENTIVE PLAN.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF AUDITORS

General

WithumSmith+Brown, PC (“Withum”) served as the independent registered public accounting firm for KBL from its inception through the closing of the Business Combination on November 6, 2020. The firm of Marcum LLP (“Marcum”) served as the independent registered public accounting firm for privately-held 180 prior to the Business Combination, and continued as the Company’s independent registered public accounting firm following the Business Combination.

The Board of Directors has selected Marcum as the Company’s independent auditors for the fiscal year ended December 31, 2022, and recommends that the stockholders vote to ratify such appointment.

The Company does not anticipate a representative from Marcum to be present at the annual stockholders meeting. In the event that a representative of Marcum is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

The following is a summary of fees paid or to be paid for audit, tax and related fees for services rendered during the periods indicated:

	For the Fiscal Year Ended December 31,
	2021	2020
Marcum
Audit Fees	$571,843	$405,616
Audit-Related Fees	—	—
Tax Fees	10,400	—
All Other Fees	24,205	—
Total	$606,448	$405,616

Withum
Audit Fees	$—	$46,500	(*)
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$—	$46,500

____________

*        Includes amounts in connection with certain restatements of certain 2020 quarterly reports completed in 2021.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and services that are normally provided by Marcum and Withum, in connection with regulatory filings, including for professional services rendered for the audit of our annual consolidated financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the applicable years. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.    Includes fees paid for tax return services.

All Other Fees.    Includes fees not included under “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

Pre-Approval Policies

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee pre-approved all services, audit and non-audit related, provided to us by Marcum and Withum for 2021 and 2020.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Marcum to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Marcum as our independent auditor for the year ended December 31, 2022. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of Marcum as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “Against” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of Marcum.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Other MAtters

Proposals for 2023 Annual Meeting of Stockholders and 2023 Proxy Materials

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2023 annual meeting of stockholders, it must be received by our Secretary by no later than December 29, 2022, unless the date of the 2023 annual meeting of stockholders is more than 30 days before or after June 14, 2023, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2023 annual meeting of stockholders, stockholders are advised to review our Amended and Restated Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 14, 2023 and the close of business on March 16, 2023, for the 2023 annual meeting of stockholders. In the event that the 2023 annual meeting of stockholders is convened more than 45 days prior to or delayed by more than 45 days after June 14, 2023, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2023 annual meeting of stockholders and no later than the later of (i) the 90th day prior to the 2023 annual meeting of stockholders and (ii) the tenth day following the day on which we publicly announce the date of the 2023 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 3000 El Camino Rd., Bldg. 4, Suite 200, Palo Alto, California 94306, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Amended and Restated Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 3000 El Camino Rd., Bldg. 4, Suite 200, Palo Alto, California 94306.

All submissions to, or requests from, the Secretary of the Company should be made to: 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA, 94306.

Annual Report

Copies of our Annual Report on Form 10-K (as amended) (including our audited financial statements) filed with the SEC may be obtained without charge by writing to 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA, 94306, attention: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2021 and certain other related financial and business information are contained in our 2021 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet, www.180lifesciences.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Other Matters to be Presented at the Annual Meeting

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)     No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)    No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

180 Life Sciences Corp.

Attn: Investor Relations

3000 El Camino Real

Bldg. 4, Suite 200

Palo Alto, California 94306

By Order of the Board of Directors,
Executive Co-Chairman

Sir Marc Feldmann, Ph.D. Palo Alto, California April 28, 2022	Lawrence Steinman, M.D. Executive Co-Chairman

Appendix A

180 LIFE SCIENCES CORP.

2022 OMNIBUS INCENTIVE PLAN

PURPOSES

This 180 Life Sciences Corp. 2022 Omnibus Incentive Plan, as may be amended from time to time (the “Plan”), is intended to promote the interests of 180 Life Sciences Corp. (the “Company”) and its Subsidiaries (as defined below) and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its Subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Article I
Definitions

Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary.

Section 1.1 “Administrator” means the Board or the Compensation Committee, as determined by the Board from time to time. In exercising its discretion hereunder, the Board shall endeavor to cause the Administrator to satisfy any requirements applicable to qualify for an exemption available under Rule 16b-3 promulgated under the Exchange Act or any other regulatory or administrative requirements that may be applicable with respect to Awards granted hereunder.

Section 1.2 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” (including the terms “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract, or otherwise.

Section 1.3 “Alternative Award” has the meaning set forth in Section 10.1.

Section 1.4 “Alternative Performance Awards” has the meaning set forth in Section 10.2.

Section 1.5 “Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award, SAR, Dividend Equivalent or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types of Awards into a single grant.

Section 1.6 “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through an electronic medium. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein.

Section 1.7 “Board” means the Board of Directors of the Company.

Section 1.8 [Reserved]

Section 1.9 “Cause” means, unless otherwise provided in the Award Agreement, any of the following: (A) the Participant’s commission of a crime involving fraud, theft, false statements or other similar acts or commission of any crime that is a felony (or comparable classification in a jurisdiction that does not use these terms); (b) the Participant’s engaging in any conduct that constitutes an employment disqualification under applicable law with respect to a material portion of the Participant’s work duties; (c) the Participant’s willful or grossly negligent failure to perform his or her material employment-related duties for the Company Group, or willful misconduct in the performance of such duties; (d) the Participant’s material violation of any Company or Subsidiary policy as in effect from time to time; (e) the Participant’s engaging in any act or making any public statement that materially impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or its Subsidiaries; or (f) the Participant’s material breach of any Award Agreement, employment agreement, or noncompetition, nondisclosure or nonsolicitation agreement to which the Participant is a party or by which the Participant is bound; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Cause” has the meaning, if any, specified in such agreement. A termination for Cause shall be deemed to include a determination by the Administrator following a Participant’s termination of employment that circumstances existing prior to such termination would have entitled the Company or one of its Subsidiaries to have terminated such Participant’s employment for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Administrator or its designee, or during any negotiations between the Administrator or its designee and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

Section 1.10 “Change in Control” means the first to occur of any of the following events after the Effective Date:

(a) any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

(b) the individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election, by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of Directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

in each case, provided that, as to Awards subject to Section 409A of the Code, the payment or settlement of which will occur by reason of the Change in Control, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

Section 1.11 “Change in Control Price” means the price per share of Company Common Stock paid in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

Section 1.12 “Code” means the Internal Revenue Code of 1986, as amended.

Section 1.13 “Company Common Stock” means the common stock, par value $0.0001 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

Section 1.14 “Company Group” means the Company and its direct or indirect Subsidiaries.

Section 1.15 “Compensation Year” means the period from one annual meeting of stockholders to the next following annual meeting of stockholders.

Section 1.16 “Competitive Activity” means a Participant’s material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Affiliates is a party.

Section 1.17 “Corporate Event” means, as determined by the Administrator, any transaction or event described in Section 3.3(a) or any unusual or infrequently occurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

Section 1.18 “Director” means a member of the Board or a member of the board of directors of any Subsidiary.

Section 1.19 “Disability” means (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, and (y) for Awards that are subject to Section 409A of the Code, “disability” has the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Disability” has the meaning, if any, specified in such agreement.

Section 1.20 “Dividend Equivalent” means the right to receive payments, in cash or in Shares, based on dividends paid with respect to Shares.

Section 1.21 “Eligible Representative” for a Participant means such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or the then applicable laws of descent and distribution to represent the Participant hereunder.

Section 1.22 “Employee” means any individual classified as an employee by the Company or one of its Subsidiaries.

Section 1.23 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 1.24 “Executive Officer” means each person who is an officer or employee of the Company or any of its Subsidiaries and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

Section 1.25 “Fair Market Value” means, unless otherwise determined by the Administrator from time to time, the closing transaction price of a Share as reported on the NASDAQ Stock Market LLC on the date as of which such value is being determined or, if Shares are not listed on the NASDAQ Stock Market LLC, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Administrator by whatever means or method as the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

Section 1.26 “Good Reason” means, unless otherwise provided in the Award Agreement, a material reduction in the Participant’s base salary or a material reduction in the Participant’s target annual cash incentive compensation opportunity, in each case, other than (a) any isolated or inadvertent failure by the Company or the applicable Subsidiary that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Subsidiary notice of such event or (b) a reduction of 10% or less which is applicable to all employees in the same salary grade as the Participant; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Good Reason” has the meaning, if any, specified in such agreement.

Section 1.27 “Incentive Stock Option” means an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

Section 1.28 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

Section 1.29 “Option” means an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

Section 1.30 “Participant” means any Service Provider who has been granted an Award pursuant to the Plan.

Section 1.31 “Performance Award” means a Performance Shares or a Performance Unit.

Section 1.32 “Performance Cycle” means the period of time selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.

Section 1.33 “Performance Goals” means the objectives established by the Administrator for a Performance Cycle pursuant to Section 6.5 for the purpose of determining the extent to which a Performance Award has been earned or vested.

Section 1.34 “Performance Share” means an Award granted pursuant to Article VI of the Plan of a Share or a contractual right to receive a Share (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.

Section 1.35 “Performance Unit” means a U.S. Dollar-denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Article VI of the Plan, payable in cash or in Shares upon the achievement, in whole or in part, of the applicable Performance Goals.

Section 1.36 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

Section 1.37 “Replacement Awards” means Shares or Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

Section 1.38 “Restricted Stock” means an Award granted pursuant to Section 5.1.

Section 1.39 “Restricted Stock Unit” means an Award granted pursuant to Section 5.2.

Section 1.40 “Securities Act” means the Securities Act of 1933, as amended.

Section 1.41 “Service Provider” means an Employee, Director or consultant of the Company or any of its Subsidiaries.

Section 1.42 “Share” means a share of Company Common Stock.

Section 1.43 “Stock Appreciation Right” or “SAR” means the right to receive a payment from the Company in cash and/or Shares equal to the excess, if any, of the Fair Market Value of one Share on the exercise date over a specified price (the “Base Price”) fixed by the Administrator on the grant date (which specified price shall not be less than the Fair Market Value of one Share on the grant date).

Section 1.44 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.

Section 1.45 “Termination of employment,” “termination of service” and any similar term or terms means, with respect to a Director who is not an Employee of the Company or any Subsidiary, the date upon which such Director ceases to be a member of the Board or of the board of directors of any Subsidiary, with respect to a consultant of the Company or any of its Subsidiaries, the date upon which such consultant ceases to provide services to the Company and its Subsidiaries and, with respect to an Employee, the date he or she ceases to be an Employee; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder. Unless otherwise determined by the Administrator, a “termination of employment” or “termination of service” shall not occur if an Employee, consultant or Director, immediately upon ceasing to provide services in such capacity, commences to or continues to provide services to the Company or any of its Affiliates in another of such capacities.

Article II
ADMINISTRATION

Section 2.1 Powers of the Administrator. The Plan shall be administered by the Administrator. The Administrator shall have the sole and complete authority and discretion to: (i) determine the type or types of Awards to be granted to each Participant; (ii) select the Service Providers to whom Awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to him or her; (iv) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (v) approve forms of agreement for use under the Plan, which need not be identical for each Service Provider; (vi) determine the terms and conditions of any Awards (including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the Company Common Stock relating thereto) based in each case on such factors as the Administrator shall determine; (vii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans (as defined in Section 2.4) established for the purpose of satisfying applicable foreign laws; (viii) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any Award granted under the Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto; (x) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan. Any determination made by the Administrator under the Plan, including, without limitation, under Section 3.3, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Section 2.2 Delegation by the Administrator. The Administrator may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors of the Company or its Subsidiaries any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers or non-employee directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with applicable law.

Section 2.3 Expenses, Professional Assistance, No Liability. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may elect to engage the services of attorneys, consultants, accountants or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully protected by the Company with respect to any such action, determination or interpretation.

Section 2.4 Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Administrator may (i) modify the terms and conditions of Awards granted to Employees employed and consultants who provide services outside the United States

(“Non-U.S. Awards”), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances (“Subplans”) and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company or an Affiliate of the Company, do not constitute regular or periodic payments and (y) except as otherwise required under applicable laws, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Administrator may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and determine if such payments may be made in a lump sum or in installments.

Article III
SHARES SUBJECT TO PLAN

Section 3.1 Shares Subject to Plan.

(a) Subject to Section 3.3 and Section 3.6, the aggregate number of Shares which may be issued under this Plan shall be 2,400,000 (the “Share Limit”). All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan, subject to the limitation set forth in Section 3.6. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded down to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).

(b) If any Award or portion thereof under this Plan is for any reason forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, cash-settled, expired or otherwise terminated Award, or portion thereof, shall again be available for grant under the Plan. If Shares are tendered or withheld from issuance with respect to an Award by the Company in satisfaction of any Exercise Price, Base Price or tax withholding or similar obligations, such tendered or withheld Shares shall again be available for grant under the Plan. Notwithstanding the foregoing, and except to the extent required by applicable law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

Section 3.2 Limitation on Non-Employee Director Awards. The maximum number of Shares subject to Awards granted during a single Compensation Year to any non-employee Director, taken together with any cash fees paid during the Compensation Year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed (i) $500,000 in total value; or (ii) in the event such non-employee Director is first appointed or elected to the Board during such Compensation Year, $750,000 in total value, or (iii) in the event such non-employee Director is serving as non-employee Chairperson (or co-Chairperson) of the Board, $750,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Section 3.3 Changes in Company Common Stock; Disposition of Assets and Corporate Events.

(a) If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan, the ISO Limit, and the number, class and Exercise Price (if applicable) or Base Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any such Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 3.3, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number of whole or fractional shares (as determined by the Administrator), and (if applicable) the Exercise Price or Base Price thereof shall be rounded up to the nearest cent.

(b) Any adjustment of an Award pursuant to this Section 3.3 shall be effected in compliance with Section 424 and 409A of the Code to the extent applicable.

Section 3.4 Award Agreement Provisions. The Administrator may include such provisions and limitations in any Award Agreement as it shall determine, subject to the terms of the Plan.

Section 3.5 Prohibition Against Repricing. Except to the extent (i) approved in advance by the stockholders of the Company or (ii) pursuant to Section 3.3 as a result of any Corporate Event or pursuant to Article XI in connection with a Change in Control, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the Exercise Price of any outstanding Option or Base Price or any outstanding SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted and as to which the Exercise Price or Base Price thereof is in excess of the then-current Fair Market Value of Share.

Section 3.6 Maximum Number of Incentive Stock Options. Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.3 hereof, the maximum number of Shares that may be granted in connection with, and issued pursuant to the exercise of, Incentive Stock Options granted under this Plan is 2,400,000 shares (the “ISO Limit”).

Article IV
OPTIONS AND SARS

Section 4.1 Grant of Options and SARs. The Administrator is authorized to make Awards of Options and/or SARs to any Service Provider in such amounts and subject to such terms and conditions as determined by the Administrator, consistent with the Plan. SARs may be granted in tandem with Options or may be granted on a freestanding basis, not related to any Option. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Exercise Price”) and the Base Price of each SAR shall be not less than 100% of the Fair Market Value of a Share on the date such Option or SAR is granted. Each Option and each SAR shall be evidenced by an Award Agreement.

Section 4.2 Exercisability and Vesting; Exercise. Each Option and SAR shall vest and become exercisable according to the terms and conditions as determined by the Administrator. Except as otherwise determined by the Administrator, SARs granted in tandem with an Option shall become vested and exercisable on the same date or dates as the Options with which such SARs are associated vest and become exercisable. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of Shares, and may be exercised only with respect to the Shares for which the related Option is then exercisable. The Administrator shall specify the manner of and any terms and conditions of exercise of an exercisable Option or SAR, including but not limited to net-settlement, delivery of previously owned stock and broker-assisted sales.

Section 4.3 Settlement of SARs. Upon exercise of a SAR, the Participant shall be entitled to receive payment in Shares, or such other form as determined by the Administrator, having an aggregate value equal to the Fair Market Value of one Share on the exercise date over (ii) the Base Price of such SAR; provided, however, that on the grant date, the Administrator may establish a maximum amount per Share that may be payable upon exercise of a SAR.

Section 4.4 Expiration of Options and SARs. No Option or SAR may be exercised after the expiration of ten (10) years from the date the Option or SAR was granted, unless a longer or shorter period is set forth in the Award Agreement. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option or SAR (x) the exercise of the Option or SAR is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or SAR shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement (to the extent permissible under Section 409A of the Code) and provided further that no extension will be made if the applicable Exercise Price or Base Price at the date the initial term would otherwise expire is below the Fair Market Value on such date.

Article V
Restricted Stock Awards AND RESTRICTED STOCK UNIT AWARDS

Section 5.1 Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. The issuance of Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.

Section 5.2 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator may specify any conditions to vesting as it deems appropriate. For the avoidance of doubt, the Administrator may grant Restricted Stock Units that are fully vested and nonforfeitable when granted. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units. Unless otherwise provided in an Award Agreement, on the settlement date, the Company shall, subject to the terms of this Plan, transfer to the Participant one Share (or a cash amount equal to the then Fair Market Value of a Share) for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. A Participant shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan unless and until the Shares attributable to such Restricted Stock Units have been issued to such Participant. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Restricted Stock Units awarded pursuant to the Plan will receive Dividend Equivalents in accordance with Article VIII.

Article VI
Performance AWARDS

Section 6.1 Grant of Performance Awards. The Administrator is authorized to make Performance Awards to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Performance Shares and Performance Units shall be evidenced by an Award Agreement.

Section 6.2 Issuance and Restrictions. The Administrator shall have the authority to determine the Participants who shall receive Performance Awards; the number of Performance Shares, the number and value of Performance Units; the cash entitlement of any Participant with respect to any Performance Cycle; and the Performance Goals applicable in respect of such Performance Awards for each Performance Cycle. The Administrator shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from one another), and there may be more than one Performance Cycle in existence at any one time. An Award Agreement evidencing the grant of Performance Shares or Performance Units shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions as the Administrator shall determine. Unless the Administrator shall determine otherwise, no Company Common Stock will be issued at the time an Award of Performance Shares is made. The Company shall not be required to set aside a fund for the payment of Performance Awards.

Section 6.3 Earned Performance Awards. Performance Awards shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Administrator shall determine or as set forth in an Award Agreement. In addition to the achievement of the specified Performance Goals, the Administrator may condition payment of Performance Awards on such other conditions as the Administrator shall determine. The Administrator may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Award.

Section 6.4 Rights as a Stockholder. A Participant shall not have any rights as a stockholder in respect of Performance Awards (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the Shares attributable to such Performance Awards have been issued to such Participant or his or her beneficiary. Performance Shares as to which Shares are issued prior to the end of the Performance Cycle shall, during such period, be subject to such restrictions on transferability and other restrictions as the Administrator may impose. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Performance Awards awarded pursuant to the Plan will receive Dividend Equivalents settled in Shares in accordance with Article VIII.

Section 6.5 Performance Goals and Related Provisions. The Administrator shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Cycle or for a Performance Award to be earned or vested. The Administrator may provide for a threshold level of performance below which no amount of compensation will be paid and a maximum level of performance above which no additional amount of compensation will be paid under the Plan, and it may provide for the payment of differing amounts of compensation for different levels of performance. Performance Goals may be established on a Company-wide basis, with respect to one or more business units, divisions, Subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance Goals may also be subject to such other terms and conditions as the Administrator may determine appropriate. The Administrator may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments and/or such other factors as the Administrator may determine.

Section 6.6 Determination of Attainment of Performance Goals. As soon as practicable following the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Administrator shall determine the number of Performance Shares or other Performance Awards and the number and value of Performance Units or the amount of any cash entitlement, in each case that has been earned or vested.

Section 6.7 Payment of Awards. Payment or delivery of Company Common Stock with respect to earned Performance Shares, earned Performance Units and earned cash entitlements shall be made to the Participant or, if the Participant has died, to the Participant’s Eligible Representative, as soon as practicable after the expiration of the Performance Cycle and the Administrator’s determination under Section 6.6 above and (unless an applicable Award Agreement shall set forth one or more other dates) in any event no later than the earlier of (i) ninety (90) days after the end of the fiscal year in which the Performance Cycle has ended and (ii) ninety (90) days after the expiration of the Performance Cycle. The Administrator shall determine and set forth in the applicable Award Agreement whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, Shares or in a combination thereof, with the value or number of Shares payable to be determined based on the Fair Market Value of the Company Common Stock on the date of the Administrator’s determination under Section 6.6 above or such other date specified in the Award Agreement. The Administrator may, in an Award Agreement with respect to the Award or delivery of Shares, condition the vesting of such Shares on the performance of additional service.

Section 6.8 Newly Eligible Participants. Notwithstanding anything in this Article VI to the contrary, the Administrator shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares, Performance Units or other Performance Awards after the commencement of a Performance Cycle.

Article VII
OTHER Stock-Based Awards

Section 7.1 Grant of Stock-Based Awards. The Administrator is authorized to make Awards of other types of equity-based or equity-related awards and fully vested stock awards, including grants of fully vested Shares (collectively, “Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Administrator shall determine, including without limitation the payment of cash bonuses or other incentives in the form of Stock-Based Awards. Unless otherwise determined by the Administrator, all Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company, any Affiliate or any Subsidiary or in satisfaction of any obligation of the Company, any Affiliate or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Article VIII
Dividend Equivalents

Section 8.1 Generally. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Administrator. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. Notwithstanding the terms of this Section 8.1, no Dividend Equivalents shall be granted with respect to Options or SARs. The grant date of any Dividend Equivalents will be the date on which the Dividend Equivalent is awarded by the Administrator, or such other date permitted by applicable laws as the Administrator shall determine. Dividend Equivalents may, at the discretion of the Administrator, be fully vested and nonforfeitable when granted or subject to such vesting conditions as determined by the Administrator; provided, that, unless the Administrator shall determine otherwise in an Award Agreement, Dividend Equivalents with respect to Awards shall not be fully vested until the Awards have been earned and shall be forfeited if the related Award is forfeited. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Administrator shall determine, including customary representations, warranties and covenants with respect to securities law matters.

Article IX
Termination and Forfeiture

Section 9.1 Termination for Cause; Post-Service Competitive Activity. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for Cause or a Participant engages in Competitive Activity following the Participant’s termination of employment or service, all Options and SARs, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause or engagement in Competitive Activity) shall be immediately forfeited and canceled, effective as of the date of the termination or engagement in Competitive Activity. If the Participant engages in Competitive Activity following the termination, any portion of the Participant’s Awards that became vested after termination, and any Shares or cash issued upon exercise or settlement of such Awards, shall be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued upon exercise or settlement of such Awards.

Section 9.2 Termination due to Death. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of death:

(a) All Options and SARs (whether or not then otherwise exercisable) shall become exercisable in full and the Participant’s Eligible Representative may exercise all such Options and SARs at any time prior to the earlier of (i) the one-year anniversary of the Participant’s death or (ii) the expiration of the term of the Options or SARs; provided that any in-the-money Options and SARs that are still outstanding on the last day of the time period specified in this Section 9.2(a) shall automatically be exercised on such date; and

(b) All other Awards shall immediately vest in full upon the Participant’s death, and Restricted Stock Units and Performance Awards that have not been settled or converted into Shares prior to the Participant’s death shall immediately be settled in Shares. Any Performance Awards that vest as a result of this Section 9.2(b) shall vest and be paid based on target levels of performance.

Section 9.3 Termination due to Disability. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of Disability, the Participant shall be treated for purposes of the treatment of the Participant’s Awards under this Section 9.3 as though the Participant continued in the employ or service of the

Company and all unvested Awards shall remain outstanding and vest, or in the case of Options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable Award Agreement. Any Options or SARs granted to such Participant that are exercisable at the date of termination by reason of Disability or that thereafter become exercisable by reason of the operation of the immediately preceding sentence may be exercised at any time prior to the earlier of (i) the fifth anniversary of the Participant’s termination for Disability or (ii) the expiration of the term of such Options or SARs.

Section 9.4 Involuntary Termination Without Cause. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service is involuntarily terminated without Cause:

(a) All Options and SARs that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 9.4 or (ii) the expiration of the term of such Options or SARs; and

(b) All Awards of Restricted Stock or Restricted Stock Units that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination; and

(c) Provided that the Participant signs a general release and waiver of claims in the form provided by the Administrator and does not exercise any rights to revoke such release, the Participant shall retain a portion of any unvested Performance Awards granted earlier than one year prior to the termination under this Section 9.4 equal to, for each grant of Performance Awards, the number of Performance Shares or Performance Units specified in the Award Agreement multiplied by the quotient of (i) the number of full months elapsed between the grant date in respect of such Performance Awards and the effective date of the termination under this Section 9.4 over (ii) the total number of months in the Performance Cycle. Such retained Performance Awards will remain outstanding and vest subject to the attainment of the applicable Performance Goals in respect thereof. Any Performance Awards that do not vest pursuant to this Section 9.4(c) shall be immediately forfeited and canceled, effective as of the date of the termination.

Section 9.5 Termination for Any Other Reason. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for any reason other as set forth in Sections 9.1 (other than post-service Competitive Activity) through 9.4:

(a) All Options and SARs that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 9.5 or (ii) the expiration of the term of such Options or SARs; and

(b) All other Awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled, effective as of the date of termination.

Section 9.6 Post-Termination Informational Requirements. Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant’s Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with applicable law and the provisions of this Plan.

Section 9.7 Forfeiture and Recoupment of Awards. Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Administrator or the Board from time to time. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. Participants shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Company Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Company Common Stock is listed or quoted, in each case in effect on or after the Effective Date, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. The implementation of policies and procedures pursuant to this Section 9.7 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

Section 9.8 Clawbacks. Awards shall be subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the Participants or any such policy adopted to comply with applicable law.

Article X
CHANGE IN CONTROL

Section 10.1 Alternative Award. Unless otherwise provided in an Award Agreement, and other than with respect to the Performance Award Conversion, no cancellation, acceleration or other payment shall occur in connection with a Change in Control pursuant to Section 10.3 with respect to any Award or portion thereof as a result of the Change in Control if the Administrator reasonably determines in good faith, prior to the occurrence of the Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (i) give the Participant who held the Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under the Award immediately prior to the Change in Control, including an equal or better vesting schedule and that Alternative Awards that are stock options have identical or better methods of payment of the exercise price thereof and a post-termination exercise period extending until at least the fifth anniversary of the Participant’s termination (or, if earlier, the expiration of the term of such stock options); (ii) have terms such that if a Participant’s employment is involuntarily (i.e., by the Company or its successor other than for Cause) or constructively (i.e., by the Participant with Good Reason) terminated within the twenty-four (24) months following a Change in Control at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such Participant shall receive (as determined by the Board prior to the Change in Control) either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the Alternative Award at the date of exercise or settlement over the price (if any) that such Participant would be required to pay to exercise such Alternative Award or (2) publicly-traded shares or equity interests equal in value (as determined by the Administrator) to the value in clause (1).

Section 10.2 Performance Award Conversion. Unless otherwise provided in an Award Agreement, upon a Change in Control, then-outstanding Performance Awards shall be modified to remove any Performance Goals applicable thereto and to substitute, in lieu of such Performance Goals, vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the Performance Goals would have been measured if the Change in Control had not occurred (or, if applicable, the later period of required service following such measurement date) (such Awards, the “Alternative Performance Awards”), with such service-vesting of the Alternative Performance Awards to accelerate upon the termination of service of the holder prior to such vesting date(s) thereof, if such termination of service satisfies the requirements of clause (ii) of Section 10.1 hereof. The number of Alternative Performance Awards shall be equal to (i) if less than 50% of the Performance Cycle has elapsed, the target number of Performance Awards, and (ii) if 50% or more of the Performance Cycle has elapsed, a number of Performance Awards based on actual performance through the date of the Change in Control if determinable, or the target, if not determinable (with the Administrator as constituted prior to the Change in Control making any determinations necessary to determine performance and the vesting date(s) thereof). The conversion of the Performance Awards into Alternative Performance Awards is referred to herein as the “Performance Award Conversion”. Following the Performance Award Conversion, the Alternative Performance Awards shall either remain outstanding as Alternative Awards consistent with this Section 10.2 or shall be treated as provided in Section 10.3.

Section 10.3 Accelerated Vesting and Payment. Except as otherwise provided in this Article X or in an Award Agreement, upon a Change in Control:

(a) each vested and unvested Option or SAR shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Exercise Price or Base Price;

(b) the vesting restrictions applicable to all other unvested Awards (other than (x) freestanding Dividend Equivalents not granted in connection with another Award and (y) Performance Awards) shall lapse, all such Awards shall vest and become non-forfeitable and be canceled in exchange for a payment equal to the Change in Control Price;

(c) the Alternative Performance Awards shall be canceled in exchange for a payment equal to the Change in Control Price;

(d) all other Awards (other than freestanding Dividend Equivalents not granted in connection with another Award) that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be canceled in exchange for a payment equal to the Change in Control Price; and

(e) all freestanding Dividend Equivalents not granted in connection with another Award shall be cancelled without payment therefor.

To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, Award holders under the Plan shall receive the same value in respect of their Awards (less any applicable Exercise Price, Base Price or similar feature) as is received by the Company’s stockholders in respect of their Company Common Stock (as determined by the Administrator), and the Administrator shall determine the extent to which such value shall be paid in cash, in securities or other property, or in a combination of cash and securities or other property, consistent with applicable law. To the extent any portion of the Change in Control Price is payable other than at the time of the Change in Control, the Administrator shall determine the time and form of payment to the Award holders consistent with Section 409A of the Code and other applicable laws. Upon a Change in Control the Administrator may cancel Options and SARs for no consideration if the Fair Market Value of the Shares subject to such Options or such SARs is less than or equal to the Exercise Price of such Options or the Base Price of such SARs.

Article XI
OTHER PROVISIONS

Section 11.1 Awards Not Transferable. Except as otherwise determined by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 11.1 shall prevent transfers by will, by the applicable laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company pursuant to Section 11.13 or, with the prior approval of the Company, estate planning transfers.

Section 11.2 Amendment, Suspension or Termination of the Plan or Award Agreements.

(a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 3.3, increase the number of Shares subject to the Plan; (ii) modify the class of persons eligible for participation in the Plan or (iii) materially modify the Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Plan, neither the amendment, suspension or termination of the Plan shall, without the written consent of the holder of the Award, materially adversely alter or impair any rights or obligations under any Award theretofore granted.

(b) The Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be materially adversely impaired without the Participant’s written consent. The Company shall provide a Participant with notice of any amendment made to a Participant’s existing Award Agreement.

(c) No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

Section 11.3 Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Affiliates. Nothing in this Plan shall be construed to limit the right of the Company or any of its Affiliates (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 11.4 At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.

Section 11.5 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Affiliates or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 11.6 Term of Plan. The Plan was approved by the Board of Directors of the Company on April 26, 2022 (the “Adoption Date”), subject to stockholder approval. The Plan shall be effective on the date of its approval by the stockholders of the Company at the 2022 annual meeting of stockholders (the “Effective Date”) in accordance with applicable law. No awards shall be issued or granted under this Plan until or unless this Plan is approved by stockholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 11.2, until the tenth (10th) anniversary of the Adoption Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

Section 11.7 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

Section 11.8 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 11.9 Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Affiliate that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

Section 11.10 Withholding Taxes. In addition to any rights or obligations with respect to the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, the Company or any Affiliate employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any such required withholding obligations arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such withholding obligations from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such withholding obligations.

Section 11.11 Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service

Provider is a “specified employee” at the time of the Service Provider’s “separation from service” (as determined under Section 409A of the Code) then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10) day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

Section 11.12 Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to its current business address and to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its Subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

Section 11.13 Beneficiary Designation. Each Participant under the Plan may from time to time pursuant to procedures approved by the Company name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.

180 LIFE SCIENCES CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – TUESDAY, JUNE 14, 2022 AT 9 A.M. PACIFIC TIME CONTROL ID: REQUEST ID: The undersigned stockholder of 180 Life Sciences Corp., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around April 25, 2022, and hereby appoints James N. Woody, M.D., Ph.D. and Ozan Pamir (the “Proxies”) or any one of them, with full power of substitution and resubstitution, and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2022 Annual Meeting of Stockholders of the Company, to be held virtually on Tuesday, June 14, 2022, at 9 a.m. Pacific Time, virtually via live audio webcast at https://agm.issuerdirect.com/atnf (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: https://www.iproxydirect.com/atnf PHONE: 1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF 180 LIFE SCIENCES CORP PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FOR PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1 FOR ALL AGAINST ALL FOR ALL EXCEPT Election of Directors • • Sir Marc Feldmann, Ph.D. • Larry Gold, Ph.D. • CONTROL ID: Donald A. McGovern, Jr., MBA • REQUEST ID: Teresa M. DeLuca, M.D., MBA Pamela G. Marrone, Ph.D. • Proposal 2 FOR AGAINST ABSTAIN Approve the adoption of the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan. • • • Proposal 3 FOR AGAINST ABSTAIN Ratification of the appointment of Marcum LLP, as the company’s independent auditors for the fiscal year ending December 31, 2022. • • • MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: • This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” in Proposal 1, “For” Proposals 2 and 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies. MARK HERE FOR ADDRESS CHANGE • New Address (if applicable): IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated:, 2022 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)